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                           REVOLVING CREDIT AGREEMENT


                  THIS REVOLVING CREDIT AGREEMENT (the "Agreement") is made and dated as of the 24th day of September, 1997, by and among the lenders signatory hereto (collectively, the "Lenders"); BANKERS TRUST COMPANY, a New York State banking corporation ("BT"), as credit agent for the Lenders (in such capacity, the "Credit Agent"); BT and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), as co-administrative agents of the credit facility evidenced hereby; THE BANK OF NEW YORK, a New York State banking corporation ("BNY"), as documentation agent (in such capacity, the "Documentation Agent"); BT, FNBC, BNY, and CHASE SECURITIES INC., as co-arrangers of the credit facility evidenced hereby (in such capacity, the "Co-Arrangers"); THE CHASE MANHATTAN BANK, as syndication agent of the credit facility evidenced hereby (in such capacity, the "Syndication Agent"); and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company").

                                    RECITALS

                  A. Pursuant to that certain Revolving Credit Agreement dated as of May 20, 1996 among certain of the Lenders, the Credit Agent, the Company and others (as amended and extended from time to time to date, the "Existing Agreement"), certain of the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth more particularly therein.

                  B. The current parties to the Existing Agreement desire to terminate the Existing Agreement and replace the credit facility evidenced thereby with this Agreement.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

                  1.       Credit Facilities.

     1(a) Multi-Year Facility. On the terms and subject to the conditions set forth herein, the Multi-Year Lenders (as such term and capitalized terms not otherwise defined herein are defined in the Glossary attached hereto as Annex I) severally agree that they shall, from time to time to but not including the Multi-Year Facility Maturity Date, directly, or indirectly by purchase from a Multi-Year Balance Bank, advance their Multi-Year Facility Percentage Share of loans (the "Multi-Year Loans" or a "Multi-Year Loan") to the Company in amounts such that:

     (1) The aggregate amount of Multi-Year Loans outstanding does not exceed at any date the lesser of:

     (i) The Multi-Year Facility Credit Limit minus the aggregate dollar amount of Multi-Year Swing Loans outstanding; and

     (ii) The  Aggregate  Credit  Limit  minus the sum of: a. Loans  (other than
Multi-Year  Loans)  outstanding,   b.  the  GNMA  Pool  Advance  Commitment,  c.
Outstanding CPNs, and d. outstanding Funding Checks; and

     (2) The aggregate dollar amount of each Multi-Year Lender's Multi-Year Facility Percentage Share of Multi-Year Loans and Multi-Year Swing Loans outstanding does not exceed such Multi-Year Lender's Maximum Multi-Year Facility Commitment.

In calculating the availability of Multi-Year Loans on any date, Loans outstanding, including, without limitation, Multi-Year Swing Loans, and Outstanding CPNs shall include all Loans and Outstanding CPNs to be funded or issued on such date and shall exclude any of such items which will be repaid on such date. The Company may request that Multi-Year Loans be made, at the election of the Company as set forth on the related Loan Request, Interest Rate Election and Payoff Notice:

     (y) By the Multi-Year Balance Banks in the form of Discount Loans; provided, however, that any request for Discount Loans may be made only in the Loan Request, Interest Rate Election and Payoff Notice provided for the initial Credit Event and, thereafter, on a Discount Loan Funding Date; and, provided, further, that as a condition precedent to the Company's right to request any Multi-Year Balance Bank to fund a Discount Loan, the Company shall have delivered to the Credit Agent a Pre-Funding Notice thereof no later than 10:00 a.m. (Los Angeles time) three Eurodollar Business Days prior thereto (the Credit Agent hereby agreeing to promptly transmit by facsimile transmission said Pre-Funding Notice to the applicable Multi-Year Balance Bank and each of the Multi-Year Lenders); and/or

     (z) By the Multi-Year Lenders in the form of Direct Loans on any Business Day.

     1(b) Short Term Facility. On the terms and subject to the conditions set forth herein, the Short Term Lenders severally agree that they shall, from time to time to but not including the Short Term Facility Maturity Date, directly, or indirectly by purchase from a Short Term Balance Bank, advance their Short Term Loan Percentage Share of loans (the "Short Term Loans" or a "Short Term Loan") to the Company in amounts such that:

     (1) The aggregate amount of Short Term Loans outstanding does not exceed at any date the lesser of:

     (i) The Short Term Facility Credit Limit minus the aggregate dollar amount of Short Term Swing Loans outstanding; and

     (ii) The Aggregate Credit Limit minus the sum of: a. Loans (other than Short Term Loans) outstanding, b. the GNMA Pool Advance Commitment, c. Outstanding CPNs, and d. outstanding Funding Checks; and

     (2) The aggregate dollar amount of each Short Term Lender's Short Term Facility Percentage Share of Short Term Loans and Short Term Swing Loans outstanding does not exceed such Short Term Lender's Maximum Short Term Facility Commitment.

In calculating the availability of Short Term Loans on any date, Loans outstanding, including, without limitation, Short Term Swing Loans, and Outstanding CPNs shall include all Loans and Outstanding CPNs to be funded or issued on such date and shall exclude any of such items which will be repaid on such date. The Company may request that Short Term Loans be made, at the election of the Company as set forth on the related Loan Request, Interest Rate Election and Payoff Notice:

     (y) By the Short Term Balance Banks in the form of Discount Loans; provided, however, that any request for Discount Loans may be made only in the Loan Request, Interest Rate Election and Payoff Notice provided for the initial Credit Events and, thereafter, on a Discount Loan Funding Date; and, provided, further, that as a condition precedent to the Company's right to request any Short Term Balance Bank to fund a Discount Loan, the Company shall have delivered to the Credit Agent a Pre-Funding Notice thereof no later than 10:00 a.m. (Los Angeles time) three Eurodollar Business Days prior thereto (the Credit Agent hereby agreeing to promptly transmit by facsimile transmission said Pre-Funding Notice to the applicable Short Term Balance Bank and each of the Lenders); and/or

     (z) By the Short Term Lenders in the form of Direct Loans on any Business Day.

     1(c) Negotiated Loan Facility. On the terms and subject to the conditions set forth herein, any Lender may from time to time in its sole and absolute discretion offer to make loans ("Negotiated Loans" or a "Negotiated Loan") to the Company in such amounts, at such interest rates and for such terms (not to extend beyond the Multi-Year Facility Maturity Date if such Lender is a Multi-Year Lender or if such Lender is not a Multi-Year Lender, the Short Term Facility Maturity Date) as such Lender and the Company may agree; provided, however, that in no event will any Lender advance any Negotiated Loan to the Company nor will the Company accept the proceeds of any Negotiated Loan if upon the funding thereof the aggregate amount of Negotiated Loans outstanding would exceed the: (1) the Aggregate Credit Limit, minus (2) the sum of: (i) Loans (other than Negotiated Loans) outstanding, (ii) the GNMA Pool Advance Commitment, (iii) Outstanding CPNs, and (iv) outstanding Funding Checks. In calculating the availability of Negotiated Loans on any date, Loans outstanding and Outstanding CPNs shall include all Loans and Outstanding CPNs to be funded or issued on such date and to exclude any of such items which will be repaid on such date. The agreement of a Lender to make a Negotiated Loan hereunder shall not to any extent reduce such Lender's obligation to fund Multi-Year Loans and/or Short Term Loans, as applicable, to the extent of such Lender's Maximum Multi-Year Facility Commitment and/or Maximum Short Term Facility Commitment, it being expressly acknowledged and agreed that the agreement to make Negotiated Loans is optional on the part of such Lender and in addition to its Maximum Multi-Year Facility Commitment and/or Maximum Short Term Facility Commitment, as applicable.

     1(d) Swing Loan Facilities. On the terms and subject to the conditions set forth herein:

     (1) Each of the Multi-Year Swing Line Lenders agrees that it shall, from time to time to but not including the Multi-Year Facility Maturity Date, advance its Multi-Year Swing Line Percentage Share of loans (the "Multi-Year Swing Loans" or a "Multi-Year Swing Loan") to the Company in amounts such that the aggregate amount of Multi-Year Swing Loans outstanding does not exceed at any date the least of:

     (i) The Aggregate Multi-Year Swing Line Commitment;

     (ii) The Multi-Year Facility Credit Limit minus the sum of Multi-Year Loans outstanding; and

     (iii) The Aggregate Credit Limit minus the sum of: a. Loans (other than Multi-Year Swing Loans) outstanding, b. the GNMA Pool Advance Commitment, c. Outstanding CPNs, and d. outstanding Funding Checks.

         In calculating the availability of Multi-Year Swing Loans on any date, Loans outstanding and Outstanding CPNs shall include all Loans and Outstanding CPNs to be funded or issued on such date and shall exclude any of such items which will be repaid on such date. At the request of any Multi-Year Swing Line Lender, made through the Credit Agent at any time and from time to time, including, without limitation, following the occurrence of an Event of Default, each Multi-Year Lender (including each of the Multi-Year Swing Line Lenders) absolutely and unconditionally agrees to refund Multi-Year Swing Loans held by the Multi-Year Swing Line Lenders by advancing its Multi-Year Facility
         Percentage Share thereof to the Credit Agent for disbursement to the Multi-Year Swing Line Lenders pro rata, in accordance with their respective Multi-Year Swing Line Percentage Shares. Such fundings shall be made no later than 12:00 noon (Los Angeles time) on the date request therefor is made if such request is made on or before 11:00 a.m. (Los Angeles time) on such date, and no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day if request therefor is made after 11:00 a.m. (Los Angeles time). Advances made by the Multi-Year Lenders hereunder for the purpose of refunding Multi-Year Swing Loans shall, for all purposes of the Credit Documents: (y) constitute Multi-Year Loans to the extent of such Lender's Multi-Year Facility Percentage Share thereof, and (z) be advanced as Alternate Base Rate Loans. In the event, for whatever reason, the Multi-Year Lenders are not able to advance their respective Multi-Year Facility Percentage Shares for the purpose of refunding Multi-Year Swing Loans as required hereunder, then each of the Multi-Year Lenders (including each of the Multi-Year Swing Line Lenders) absolutely and unconditionally agrees to purchase and take from the Multi-Year Swing Line Lenders on demand an undivided participation interest in Multi-Year Swing Loans outstanding in an amount equal to their respective Multi-Year Facility Percentage Shares of such Multi-Year Swing Loans. Notwithstanding anything contained herein, in no event shall any Multi-Year Lender be required to advance its Multi-Year Percentage Share of any Multi-Year Swing Loan or to purchase any undivided participation interest in any Multi-Year Swing Loan: a. unless such Multi-Year Swing Loan was initially made in accordance with the requirements of this Agreement (as such requirements may be amended or waived from time to time as permitted hereunder) or b. if upon such advance or purchase the aggregate dollar amount of Multi-Year Loans and Multi-Year Swing Loans held by such Multi-Year Lender would exceed such Multi-Year Lender's Maximum Multi-Year Facility Commitment.

     (2) Each of the Short Term Swing Line Lenders agrees that it shall, from time to time to but not including the Short Term Facility Maturity Date, advance its Short Term Swing Line Percentage Share of loans (the "Short Term Swing Loans" or a "Short Term Swing Loan") to the Company in amounts such that the aggregate amount of Short Term Swing Loans outstanding does not exceed at any date the least of:

     (i) The Aggregate Short Term Swing Line Commitment;

     (ii) The Short Term Facility Credit Limit minus the sum of Short Term Loans outstanding; and

     (iii) The Aggregate Credit Limit minus the sum of: a. Loans (other than Short Term Swing Loans) outstanding, b. the GNMA Pool Advance Commitment, c. Outstanding CPNs, and d. outstanding Funding Checks.

         In calculating the availability of Short Term Swing Loans on any date, Loans outstanding and Outstanding CPNs shall include all Loans and Outstanding CPNs to be funded or issued on such date and shall exclude any of such items which will be repaid on such date. At the request of any Short Term Swing Line Lender, made through the Credit Agent at any time and from time to time, including, without limitation, following the occurrence of an Event of Default, each Short Term Lender (including each of the Short Term Swing Line Lenders) absolutely and unconditionally agrees to refund Short Term Swing Loans held by the Short Term Swing Line Lenders by advancing its Short Term Facility Percentage Share thereof to the Credit Agent for disbursement to the Short Term Swing Line Lenders pro rata, in accordance with their respective Short Term Swing Line Percentage Shares. Such fundings shall be made no later than 12:00 noon (Los Angeles time) on the date request therefor is made if such request is made on or before 11:00 a.m. (Los Angeles time) on such date, and no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day if request therefor is made after 11:00 a.m. (Los Angeles time). Advances made by the Short Term Lenders hereunder for the purpose of refunding Short Term Swing Loans shall, for all purposes of the Credit Documents: (y) constitute Short Term Loans to the extent of such Lender's Short Term Facility Percentage Share thereof, and (z) be advanced as Alternate Base Rate Loans. In the event, for whatever reason, the Short Term Lenders are not able to advance their respective Short Term Facility Percentage Shares for the purpose of refunding Short Term Swing Loans as required hereunder, then each of the Short Term Lenders (including each of the Short Term Swing Line Lenders) absolutely and unconditionally agrees to purchase and take from the Short Term Swing Line Lenders on demand an undivided participation interest in Short Term Swing Loans outstanding in an amount equal to their respective Short Term Facility Percentage Shares of such Short Term Swing Loans. Notwithstanding anything contained herein, in no event shall any Short Term Lender be required to advance its Short Term Percentage Share of any Short Term Swing Loan or to purchase any undivided participation interest in any Short Term Swing Loan: a. unless such Short Term Swing Loan was initially made in accordance with the requirements of this Agreement (as such requirements may be amended or waived from time to time as permitted hereunder) or b. if upon such advance or purchase the aggregate dollar amount of Short Term Loans and Short Term Swing Loans held by such Short Term Lender would exceed such Short Term Lender's Maximum Short Term Facility Commitment.

     1(e) GNMA Pool Advance Facility. On the terms and subject to the conditions set forth in the GNMA Pool Advance Agreement, the GNMA Pool Advance Lender agrees that it shall, from time to time to but not including the Multi-Year Facility Maturity Date, make loans (the "GNMA Pool Advance Loans" or a "GNMA Pool Advance Loan") to the Company in an aggregate amount not to exceed the GNMA Pool Advance Commitment.

     2. Requests for Credit Events; Funding.

     2(a) Requests for Credit Events. Subject to the advance notice required with respect to Eurodollar Loans pursuant to Paragraph 4(a) below, on any Business Day that the Company desires to borrow Loans or GNMA Pool Advance Loans, it shall deliver a Loan Request, Interest Rate Election and Payoff Notice to the Credit Agent no later than: (1) in the case of Multi-Year Loans, Short Term Loans and GNMA Pool Advance Loans, 10:00 a.m. (Los Angeles time) on such date; (2) in the case of Negotiated Loans, 12:00 noon (Los Angeles time) on such date; and (3) in the case of Swing Loans, 11:00 a.m. (Los Angeles time) on such date; provided, however, that in the event the Credit Agent receives a request for a Multi-Year Swing Loan or a Short Term Swing Loan after 11:00 a.m. (Los Angeles time) on a Business Day, the Credit Agent shall work with the Multi-Year Swing Line Lenders and the Short Term Swing Lenders, as applicable, on a best efforts basis with a view toward funding the requested Multi-Year Swing Loans or Short Term Swing Loans no later than 1:00 p.m. (Los Angeles time) on such date, the Company expressly acknowledging and agreeing that there is no assurance that any such funding can be provided. Said Loan Request, Interest Rate Election and Payoff Notice shall, as applicable, identify the Lender which has agreed to fund any Negotiated Loan. Except for a request for a Negotiated Loan or a Swing Loan made after 10:00 a.m. (Los Angeles time) on a given date, only one consolidated Loan Request, Interest Rate Election and Payoff Notice requesting Loans and/or GNMA Pool Advance Loans shall be submitted to the Credit Agent on any date. Any request for Multi-Year Loans or Short Term Loans shall be in such amount that the aggregate dollar amount of Multi-Year Loans or Short Term Loans, as applicable, which the Lenders are required to actually newly fund with respect thereto is not less than $5,000,000.00, and any request for Multi-Year Swing Loans or Short Term Swing Loans shall be in an amount not less than $1,000,000.00. On each Business Day on which a Loan Request, Interest Rate Election and Payoff Notice is delivered to the Credit Agent, the Credit Agent shall notify the applicable Lenders (which notification may be telephonic and, if telephonic, shall be promptly confirmed in writing) no later than 11:00 a.m. (Los Angeles time) (or in the case of a Negotiated Loan, 1:00 p.m. (Los Angeles time) or in the case of a Swing Loan, 1:30 p.m. (Los Angeles time)) of the aggregate amount of Credit Events which will occur on such date.

     2(b) Funding of Loans and GNMA Pool Advance Loans. Loans and GNMA Pool Advance Loans requested pursuant to any Loan Request, Interest Rate Election and Payoff Notice shall be funded as follows:

     (1) Each Balance Bank shall make Discount Loans net of the applicable Balance Bank Discount, each Lender shall make its Multi-Year Facility Percentage Share of Multi-Year Loans which are Direct Loans or Short Term Facility Percentage Share of Short Term Facility Loans which are Direct Loans and the GNMA Pool Advance Lender shall make its GNMA Pool Advance Loans available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 12:30 p.m. (Los Angeles time) on the proposed funding date;

     (2) Each Lender agreeing to make a Negotiated Loan shall make the same available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 2:30 p.m. (Los Angeles time) on the proposed funding date; and

     (3) Each Multi-Year Swing Line Lender and each Short Term Swing Lender shall make its Multi-Year Swing Line Percentage Share or Short Term Swing Line Percentage Share of each Multi-Year Swing Loan or Short Term Swing Loan, as applicable, available by wiring the amount thereof in immediately available same day (including Federal) funds to the Funding Account no later than 2:00 p.m. (Los Angeles time) on the proposed funding date.

     2(c) Sale and Assignment of Discount Loans by Balance Banks. Simultaneously with the making of a Multi-Year Loan as a Discount Loan by a Multi-Year Balance Bank on a Discount Loan Funding Date, or the making of a Short Term Loan as a Discount Loan by a Short Term Balance Bank on a Discount Loan Funding Date, such Balance Bank agrees to sell and assign, and does hereby sell and assign, to each Multi-Year Lender or Short Term Lender, as applicable (including such Balance Bank in its capacity as a Lender), and each Lender irrevocably agrees to purchase and acquire, its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of such Discount Loan for a purchase price equal to such Lender's Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of the principal amount of such Discount Loan less the Lender Discount applicable thereto. Such purchase price will be paid to the Credit Agent for the account of the applicable Balance Banks in immediately available same day (including Federal) funds at the Contact Office of the Credit Agent no later than 12:15 p.m. (Los Angeles time) on the Discount Loan Funding Date. The Company hereby acknowledges and consents to the assignment of Discount Loans by the Balance Banks to the Lenders as provided herein. The Company and the Credit Agent shall deem and treat each Lender as the creditor in respect of its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of each Discount Loan to the same extent as if such Discount Loan were a Direct Loan as to which such Lender had advanced its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable.

     2(d) Funding. Each Lender shall be entitled to fund all or any portion of its Multi-Year Facility Percentage Share of Multi-Year Loans, its Short Term Facility Percentage Share of Short Term Loans, its Negotiated Loans, its Multi-Year Swing Line Percentage Share of Multi-Year Swing Loans, its Short Term Swing Line Percentage Share of Short Term Swing Loans and its GNMA Pool Advance Loans, as applicable, in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the eurocurrency inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund Discount Loans and Eurodollar Loans by them hereunder through the purchase of offshore dollar deposits in such amounts with maturities corresponding to the applicable Interest Periods.

     3. Payment of Principal; Prepayments.

     3(a) Required Principal Payments. Subject to the provisions of Paragraph 3(b) below, the Company shall pay: (1) to the Credit Agent for the account of the applicable Lender or Lenders, the unpaid principal balance of each Discount Loan and Eurodollar Loan on the last day of the applicable Interest Period, the unpaid principal balance of each Multi-Year Loan which is an Alternate Base Rate Loan and each Multi-Year Swing Loan on the Multi-Year Facility Maturity Date and the unpaid principal balance of each Short Term Loan which is an Alternate Base Rate Loan and each Short Term Swing Loan on the Short Term Facility Maturity Date; and (2) to the Lender or Lenders making Negotiated Loans and the GNMA Pool Advance Lender, directly, as applicable, the unpaid principal balance of each Negotiated Loan on the last day of the applicable Interest Period, and the unpaid principal balance of each GNMA Pool Advance Loan on or before the earlier of: (i) the thirtieth day following the date advanced and (ii) the Multi-Year Facility Maturity Date. The Company shall give notice to the Credit Agent of any payment under subparagraph (2) above on the date such payment is made.

     3(b) Prepayments. The Company:

     (1) May voluntarily prepay Direct Loans, Negotiated Loans, Swing Loans and GNMA Pool Advance Loans in whole or in part and may voluntarily prepay Discount Loans in whole at any time; provided, however, that in the case of prepayment of a Discount Loan, the Company shall pay the net funded amount of such Discount Loan actually advanced by the Balance Bank with respect thereto plus that portion of the Balance Bank Discount for such Discount Loan for the period from the date of funding to but not including the date of prepayment; and, provided further, that any prepayment of a Direct Loan, Negotiated Loan, Swing Loan or GNMA Pool Advance Loan shall be accompanied by accrued but unpaid interest on the portion being prepaid.

     (2) Shall pay in connection with any prepayment hereunder any amount payable on account thereof pursuant to Paragraph 4(h) below concurrently with such prepayment.

     4. Calculation and Payment of Interest; Related Provisions.

     4(a) Interest on Direct Loans.

     (1) The Company shall pay interest to each Multi-Year Lender on such Multi-Year Lender's Multi-Year Facility Percentage Share of Multi-Year Loans outstanding as Direct Loans and shall pay interest to each Short Term Lender on such Short Term Lender's Short Term Facility Percentage Share of Short Term Loans outstanding as Direct Loans calculated, at the election of the Company made from time to time as permitted herein and set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice, at either: (i) the Alternate Base Rate, and/or (ii) the Applicable Eurodollar Rate. Direct Loans bearing interest at the Alternate Base Rate shall be referred to herein as "Alternate Base Rate Loans"; and Direct Loans bearing interest at the Applicable Eurodollar Rate shall be referred to herein as "Eurodollar Loans".

     (2) The Company may elect from time to time to convert Direct Loans from Eurodollar Loans to Alternate Base Rate Loans or to have Direct Loans funded as Alternate Base Rate Loans by giving the Credit Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed conversion or funding date; provided, however, that any conversion of Eurodollar Loans may only be made on the last day of the applicable Eurodollar Interest Period. The Company may elect from time to time to convert Direct Loans from Alternate Base Rate Loans to Eurodollar Loans or to have Direct Loans funded as Eurodollar Loans by giving the Credit Agent at least three Eurodollar Business Days' prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice. Upon receipt of any such notice, the Credit Agent shall promptly notify each of the Lenders affected thereby thereof. No Direct Loan shall be funded as or converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Business Days prior to the date of the funding or conversion requested by the Company.

     (3) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period applicable thereto by giving the Credit Agent (which shall notify the Lenders) at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the then current Interest Period applicable thereto. The Credit Agent shall notify the Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Loan to an Alternate Base Rate Loan on the last day of the Interest Period applicable thereto.

     (4) The Credit Agent shall give prompt written notice (or notice by telephone immediately confirmed in writing) to the Company and the Lenders of the applicable interest rate determined by the Credit Agent.

     (5) Under no circumstances shall the Lenders be required to make or maintain Eurodollar Loans under this Agreement with more than an aggregate number of eight (8) different Interest Periods.

     4(b) Interest on Discount Loans. Since Discount Loans will be funded by the Balance Banks net of the applicable Balance Bank Discount, no additional interest shall be payable thereon prior to the maturity date thereof.

     4(c) Interest on Negotiated Loans. The Company shall pay interest to any Lender making a Negotiated Loan from the date advanced to but not including the date of payment calculated at the Negotiated Loan Interest Rate applicable thereto.

     4(d) Interest on Swing Loans. The Company shall pay interest to each Multi-Year Swing Line Lender on such Multi-Year Swing Line Lender's Multi-Year Swing Line Percentage Share of Multi-Year Swing Loans and each Short Term Swing Line Lender on such Short Term Swing Line Lender's Short Term Swing Line Percentage Share of Short Term Swing Loans outstanding, as applicable, from the date advanced to but not including the date of payment thereof at the Overnight Transaction Loan
Rate.

     4(e) Interest on GNMA Pool Advance Loans. The Company shall pay interest on GNMA Pool Advance Loans from the date advanced to but not including the date of payment calculated at such rates and at such times as may be established in writing from time to time by the Company and the GNMA Pool Advance Lender.

     4(f) Payment of Interest. The Company shall pay interest, in each case as more specifically provided in Paragraph 5(d) below:

     (1) On Alternate Base Rate Loans, Swing Loans and GNMA Pool Advance Loans monthly, in arrears, on the fifth day of each month for the period from and including the first day of the immediately preceding month to and including the last day of such month; and

     (2) On Eurodollar Loans and Negotiated Loans on the last day of the applicable Interest Period relating thereto.

     4(g) Inability to Determine Rate. In the event that the Credit Agent shall have determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any given Interest Period, the Credit Agent shall forthwith give notice (which may be telephonic and promptly confirmed in writing or by facsimile transmission) of such determination to each Lender and to the Company at least two Eurodollar Business Days prior to, as the case may be, the proposed funding date of a Discount Loan, the conversion date of an Alternate Base Rate Loan to a Eurodollar Loan or the proposed funding or continuation date of a Direct Loan as a Eurodollar Loan. If such notice is given: (1) any Multi-Year Loan or Short Term Loan that was to have been funded as a Discount Loan shall be funded as an Alternate Base Rate Loan, (2) any Direct Loan that was to have been converted to or funded as a Eurodollar Loan shall, subject to the provisions hereof, be continued or funded as an Alternate Base Rate Loan, and (3) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Alternate Base Rate Loan. Until such notice has been withdrawn by the Credit Agent, the Company shall not have the right to have a Multi-Year Loan or a Short Term Loan funded as a Discount Loan or to convert a Direct Loan to or fund or continue a Direct Loan as a Eurodollar Loan.

     4(h) Funding Indemnification. In addition to all other payment obligations hereunder, in the event: (1) any Multi-Year Loan or Short Term Loan funded as a Discount Loan or which is outstanding as a Eurodollar Loan is prepaid prior to the last day of the applicable Interest Period, whether following acceleration upon the occurrence of an Event of Default or otherwise, including, without limitation, pursuant to Paragraphs 14(a), 14(b) and 14(c) below, or (2) the Company shall fail to make a conversion into or a borrowing as a Eurodollar Loan after the Company has given notice thereof as provided in Paragraph 4(a)(2) above, or (3) the Company shall fail to continue any Direct Loan which it has elected to have continued as a Eurodollar Loan, or (4) the Company shall fail to borrow any Multi-Year Loan or Short Term Loan as a Discount Loan after giving a Pre-Funding Notice with respect thereto or fail to prepay any Discount Loan after having given notice of its intention so to do, or (5) the Company shall fail to make any payment of principal or interest on any Loan when due, then the Company shall immediately pay to each of the affected Lenders, through the Credit Agent, an additional amount compensating such Lender for all losses, costs and expenses incurred by such Lender in connection therewith, including, without limitation, such as may arise out of the re-employment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained, such losses, costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender, such statement to be conclusive in the absence of manifest error. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Discount Loan or any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and GNMA Pool Advance Loans and all other Obligations.

     4(i) Illegality; Impracticality. Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof shall or may in the opinion of any Lender make it unlawful or impractical for such Lender to make or maintain Eurodollar Loans or purchase its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share of Discount Loans: (1) the commitment of such Lender hereunder to purchase its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share of Discount Loans or to make, continue or convert into Eurodollar Loans, as applicable, shall forthwith be cancelled and (2) such Lender's Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of Loans outstanding as Discount Loans or as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans at the end of their respective Interest Periods or within such earlier period as required by law. In the event the commitment of any Lender to purchase its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of Discount Loans shall be terminated hereunder, the agreement of the Balance Banks to fund Discount Loans shall be reduced in a like amount. In the event of a conversion of any Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay each Lender, upon its written demand, the amounts required pursuant to Paragraph 4(h) above, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and GNMA Pool Advance Loans and all other Obligations.

     4(j) Requirements of Law; Increased Costs. In the event that a change subsequent to the date hereof in any applicable law, regulation, treaty or directive or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other governmental authority, agency or instrumentality:

     (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans or GNMA Pool Advance Loans purchased or made hereunder, or changes the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

     (2) Does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Balance Bank Discount, the Lender Discount, the Alternate Base Rate or the Applicable Eurodollar Rate or the rate applicable to a Negotiated Loan or a GNMA Pool Advance Loan; or

     (3) Does or shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender of purchasing, making, agreeing to make, renewing or maintaining or issuing any Loan or any GNMA Pool Advance Loan or to reduce any amount receivable in respect thereof then, in any such case, the Company shall promptly pay to such Lender, upon its written demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable as determined by such Lender with respect to this Agreement or such credit extensions. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 4(j), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 4(j) shall survive the termination of this Agreement and the payment of all other Obligations.

     4(k) Taxes. (1) All payments made by the Company, the Credit Agent and the Lenders on account of the Obligations shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Lenders, net income taxes and franchise taxes (imposed in lieu of net income taxes), imposed on the Lenders, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax, or any political subdivision or taxing authority thereof or therein, and such Lender (other than a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, the Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to any Lender under the Credit Documents, the amounts so payable by the Company to the Credit Agent for the benefit of such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable thereunder at the rates or in the amounts specified in the Credit Documents. Whenever any Taxes are payable by the Company or on behalf of the Company, as promptly as possible thereafter the Company shall send to the Credit Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Credit Agent the required receipts or other required documentary evidence, the Company shall indemnify the Credit Agent and such Lender for any incremental taxes, interest or penalties that may become payable by the Credit Agent and the Lenders as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of all other Obligations. Each Lender by executing this Agreement represents and warrants to the Company and the Credit Agent that at the date of this Agreement no Taxes are imposed upon such Lender which would result in increased liability of the Company to such Lender pursuant to this Paragraph 4(k)(1).

     (2) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Company and the Credit Agent (1) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (2) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Company and the Credit Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, and such extensions or renewals thereof as may reasonably be requested by the Company or the Credit Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Credit Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

     4(l) Treatment of Qualifying Balances; Indemnity. Each Balance Bank and the Company will consult from time to time with a view toward allowing the Company to maintain its deposit balances at such Balance Bank in types of deposit accounts bearing the lowest reserve requirements practicable consistent with the flexibility required by the Company to make frequent withdrawals and deposits. In the event that it shall be determined at any time that (1) any Balance Bank has incorrectly characterized deposit accounts maintained by the Company with such Balance Bank for purposes of determining required reserves, (2) any Balance Bank has maintained inadequate reserves in respect of such deposit accounts, (3) the cost of reserves used in the calculation of the amount of Qualifying Balances at any time was the cost of the inadequate reserves so maintained or
(4) any Balance Bank is required to maintain retroactive reserves, or to pay other costs, penalties or charges, as a result thereof, then, in any such event, the Company shall pay to such Balance Bank on demand the additional amounts necessary to compensate such Balance Bank for the cost of maintaining such retroactive reserves and for any other costs, penalties or charges related thereto, including any amounts arising from a recalculation of the "Balance Deficiency Fee" referred to in the applicable Balance Bank Agreement. A certificate as to any additional amounts payable pursuant to this subsection submitted by a Balance Bank directly to the Company prior to the occurrence of an Event of Default and acceleration of the Obligations, and through the Credit Agent thereafter, shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive termination of this Agreement and payment of all other Obligations.

     4(m) Obligation of Lenders to Mitigate; Replacement of Lenders. Each Lender agrees that:

     (1) As promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of any event or condition that would entitle such Lender to receive payments under Paragraph 4(j) above or to cease making Eurodollar Loans or to cease purchasing its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share of Discount Loans pursuant to Paragraph 4(i) above, such Lender will use reasonable efforts (i) to make, issue, fund or maintain the affected Loans of such Lender through another lending office of such Lender or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender pursuant to Paragraph 4(j) above would be materially reduced or eliminated or the conditions rendering such Lender incapable of making Eurodollar Loans or purchasing its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share of Discount Loans under Paragraph 4(i) above no longer would be applicable, and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining or purchasing of such Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Loans or the interests of such Lender.

     (2) If the Company receives a notice pursuant to Paragraph 4(j) above or a notice pursuant to Paragraph 4(i) above stating that a Lender is unable to extend Eurodollar Loans or purchase its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share of Discount Loans (for reasons not generally applicable to the Majority Lenders), so long as (i) no Potential Default or Event of Default shall have occurred and be continuing, (ii) the Company has obtained a commitment from another Lender or another financial institution reasonably acceptable to the Credit Agent to purchase at par such Lender's Loans, Maximum Multi-Year Facility Commitment and Maximum Short Term Facility Commitment, accrued interest and fees and to assume all obligations of the Lender to be replaced under the Credit Documents, and (iii) such Lender to be replaced is unwilling to withdraw the notice delivered to the Company, upon thirty (30) days' prior written notice to such Lender and the Credit Agent and payment of any amounts due under Paragraph 4(j) above, the Company may require, at the Company's expense and subject to Paragraph 4(h) above, the Lender giving such notice to assign, without recourse, all of its Loans, Maximum Multi-Year Facility Commitment, Maximum Short Term Facility Commitment, accrued interest and fees to such other Lender or financial institution pursuant to the provisions of Paragraph 14 below.

          5. Miscellaneous Lending Provisions.

          5(a) Use of Proceeds. The proceeds of Loans shall be utilized by the Company solely for the purpose of originating and/or acquiring Mortgage Loans, to repay Indebtedness of the Company (including Indebtedness of the Company to the Parent permitted to be repaid by the Company to the Parent pursuant to the terms of the Credit Documents and including CPNs) and for other general corporate purposes. The proceeds of the GNMA Pool Advance Loans shall be used solely for the purpose of fulfilling the Company's obligations to GNMA as described in the GNMA Pool Advance Agreement.

          5(b) Assumption of Funding/Purchase. The Credit Agent may (but shall not be obligated to) assume that each Multi-Year Lender has advanced its Multi-Year Facility Percentage Share of Multi-Year Loans, that each Short Term Lender has advanced its Short Term Facility Percentage Share of Short Term Loans and that each Lender has advanced other Loans required to be funded by such Lender hereunder and that the GNMA Pool Advance Lender has advanced such GNMA Pool Advance Loans as are to be advanced by it on the funding date therefor and may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have so made such amounts available, such Lender and the Company jointly and severally agree to repay to the Credit Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Credit Agent, at, in the case of the Company, the interest rate applicable at the time to the subject Loan or GNMA Pool Advance Loan and, in the case of the Lenders, the Federal Funds Effective Rate. If such Lender shall repay to the Credit Agent such corresponding amount, such amount so repaid shall constitute such Lender's Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, of the subject Loan or, as applicable, the other subject Loans or the subject GNMA Pool Advance Loans for all purposes of the Credit Documents. Nothing contained herein shall affect the liability of any Lender for its failure to make its Multi-Year Facility Percentage Share of Multi-Year Loans or its Short Term Facility Percentage Share of Short Term Loans or its other Loans or GNMA Pool Advance Loans available to the Company as required pursuant to this Agreement and the other Credit Documents.

          5(c) Evidence of Indebtedness. The obligation of the Company to repay Loans and GNMA Pool Advance Loans shall be evidenced by notations on the books and records of the Credit Agent and the Lenders. Such accounts shall be conclusive absent manifest error. Any failure to record the advance of any Loan or GNMA Pool Advance Loan, the interest rate applicable thereto or any other information regarding the Obligations, or any error in doing so, shall not limit or otherwise affect the obligation of the Company with respect to any of the Obligations. Upon the request of any Lender, the Company shall promptly execute a promissory note or promissory notes in favor of such Lender evidencing the Obligations held by such Lender hereunder.

          5(d) Interest and Fee Billing and Payment. The Credit Agent shall:

          (1) On or before the first Business Day of each month notify the Company (which notification may be telephonic) of the estimated amount of interest payable with respect to Alternate Base Rate Loans and Swing Loans as of the fifth day of the current month for the period from and including the first day of the immediately preceding month to and including the last day of such month, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof;
                                    (
          2) On the last day of the Interest Period for each Eurodollar Loan notify the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) of the amount of interest payable on such date on account thereof;

          (3) On or before the first Business Day of the first month of each calendar quarter notify the Company (which notification may be telephonic) of the amount of facility fees payable pursuant to the Fee Letters on the fifth day of such month for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter, with the actual amount confirmed by notification by the Credit Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; and

          (4) From time to time upon the request of any Lender, deliver to the Company a funding indemnification billing for amounts payable to such Lender pursuant to Paragraph 4(h) above or a billing for amounts payable to such Lender pursuant to Paragraphs 4(j), 4(k) and 4(l) above and Paragraph

          5(l) below.

          The Company shall pay the full amount of interest and fees of which it has been notified pursuant to subparagraphs (1) and (3) above on the fifth day of each month, shall pay the full amount of interest of which it has been notified pursuant to subparagraph (2) above on the date such notification is given and shall pay the full amount of each billing delivered to it pursuant to subparagraph (4) above within five Business Days thereafter. Interest payable with respect to GNMA Pool Advance Loans prior to the occurrence of an Event of Default and acceleration of the Obligations shall be billed to the Company directly by the GNMA Pool Advance Lender in accordance with the timeframes set forth in subparagraph
     (1) above, and the Company shall pay the full amount of interest due on GNMA Pool Advance Loans directly to such Lender on the fifth day of each month. Interest payable with respect to Negotiated Loans prior to the occurrence of an Event of Default and acceleration of the Obligations shall be billed to the Company directly by each Lender which advanced such Negotiated Loans on the last day of the Interest Period for such Negotiated Loan, and the Company shall pay the full amount of interest due on such Negotiated Loans directly to each such Lender on such date. Following the occurrence of an Event of Default and acceleration of the Obligations, interest payable on Loans and GNMA Pool Advance Loans shall be billed through the Credit Agent.

          5(e) Nature and Place of Payments. Except as otherwise expressly provided in the Credit Documents, all payments made on account of the Obligations shall be made to the Credit Agent at the Contact Office for distribution to the Lenders, as the Company shall, subject to Paragraph 5(h) below, direct pursuant to a Loan Request, Interest Rate Election and Payoff Notice, without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, and must be received by the Credit Agent accompanied by a Loan Request, Interest Rate Election and Payoff Notice at the Contact Office by 11:30 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 11:30 a.m. (Los Angeles time) by the Credit Agent or the Credit Agent does not receive a Loan Request, Interest Rate Election and Payoff Notice therefor, such payment will be considered to have been made on the next succeeding Business Day or such later date as the Credit Agent receives the Loan Request, Interest Rate Election and Payoff Notice therefor and interest thereon shall be payable by the Company at the then applicable rate during such extension. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Credit Agent is hereby authorized to debit accounts of the Company maintained with the Credit Agent for amounts payable by the Company under this Agreement through the Credit Agent and the Credit Agent will promptly notify the Company of any such debit.

          5(f) Post-Default Interest. Following the occurrence of an Event of Default and until such Event of Default is cured or waived as provided herein, Obligations shall bear interest at a per annum rate equal to the Alternate Base Rate plus three percent (3%).

          5(g) Computations. All computations of interest and fees payable hereunder and under the Fee Letters and computations of each Balance Bank Discount and Lender Discount shall be based upon a year of 360 days for the actual number of days elapsed. The determination by the Credit Agent of a Balance Bank Discount, a Lender Discount or interest rate hereunder shall be conclusive and binding on the Company and the Lenders absent manifest error.

          5(h) Disbursement of Payments Received.

          (1) All amounts received by the Credit Agent on account of the Obligations shall be disbursed by the Credit Agent to the Lenders by wire transfer prior to the cut-off deadline of the Federal Reserve Wire System on the date of receipt if received by the Credit Agent before 11:30 a.m. (Los Angeles time) and accompanied by a Loan Request, Interest Rate Election and Payoff Notice (or disbursed on the day of receipt although received later than 11:30 a.m. (Los Angeles time) with the agreement of the Credit Agent and any Lender) or if received later or if the Credit Agent has not received a Loan Request, Interest Rate Election and Payoff Notice therefor, on the next succeeding Business Day or such later date as the Credit Agent receives the Loan Request, Interest Rate Election and Payoff Notice relating thereto, without interest payable by the Credit Agent.

          (2) Prior to the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Credit Agent on account of the Obligations shall be disbursed in accordance with the written direction of the Company, subject only to the requirements that amounts disbursed to the Multi-Year Lenders on account of Multi-Year Loans be disbursed pro rata in accordance with the Multi-Year Lenders' respective Multi-Year Facility Percentage Shares, that amounts disbursed to the Multi-Year Swing Line Lenders on account of Multi-Year Swing Loans be disbursed pro rata in accordance with the Multi-Year Swing Line Lenders' respective Multi-Year Swing Line Percentage Shares, that amounts disbursed to the Short Term Lenders on account of Short Term Loans be disbursed pro rata in accordance with the Short Term Lenders' respective Short Term Facility Percentage Shares and that amounts disbursed to the Short Term Swing Line Lenders on account of Short Term Swing Loans be disbursed pro rata in accordance with the Short Term Swing Line Lenders' respective Short Term Swing Line Percentage Shares.

          (3) Following the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Credit Agent on account of the Obligations shall be disbursed as follows: (i) first among the Lenders, pro rata in accordance with their respective Aggregate Percentage Shares, on account of the Obligations until the Obligations have been paid in full, and (ii) then, to the Credit Agent with respect to the remaining
     Obligations held by it in its capacity as Credit Agent until such Obligations have been paid in full.

          5(i) Fees. The Company shall pay:

          (1) To the Credit Agent, such fees as may from time to time be agreed upon in writing by the Credit Agent and the Company;

          (2) To each of the Multi-Year Lenders, the facility fees described in the Multi-Year Facility Fee Letter and to each of the Short Term Lenders, the facility fees described in the Short Term Facility Fee Letter;

          (3) To each of the Balance Banks, the additional fees described in the Balance Bank Agreements; and

          (4) To the GNMA Pool Advance Lender, fees on account of the GNMA Pool Advance Commitment in such amounts and at such times as may be established in writing from time to time by the Company and the GNMA Pool Advance Lender.


          5(j) Wire Transfers of Funds. Notwithstanding anything to the contrary contained herein and in the other Credit Documents, funds which the Credit Agent and the Lenders are transmitting by wire transfer shall be deemed to have been sent and received upon release by the transmitting party of such funds into the Federal Reserve Wire System.

          5(k)  Reduction in Aggregate  Credit Limit.  Upon not less than thirty
     (30) days' prior written notice to the Credit Agent, which shall promptly transmit such notice to each of the Lenders, the Company may permanently reduce the Aggregate Credit Limit in full or in increments of $5,000,000.00; provided, however, that any such reduction shall be in a minimum amount of $25,000,000.00; and, provided, further, that upon the effective date of any such reduction, the aggregate amount of Loans outstanding, the GNMA Pool Advance Commitment, Outstanding CPNs and outstanding Funding Checks shall not exceed the Aggregate Credit Limit as so reduced.

          5(l) Capital Requirements. The Company shall pay from time to time upon demand such amounts as any Lender may determine to be necessary to compensate such Lender for all reasonable costs which such Lender determines are attributable to its making, agreeing to make, purchasing or maintaining its Multi-Year Facility Percentage Share of any Multi-Year Loan, its Short Term Facility Percentage Share of any Short Term Loan or other Loan or GNMA Pool Advance Loan under this Agreement or its obligation to make or purchase its Multi-Year Facility Percentage Share of any Multi-Year Loan or its Short Term Facility Percentage Share of any Short Term Loan or to make any other Loan or GNMA Pool Advance Loan, including, without limitation, reserve requirements attributed to the unused portion of the Aggregate Credit Limit, in respect of any amount of capital required to be maintained by such Lender pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request affecting banks, savings and loan institutions and/or financial institutions generally notwithstanding the creditworthiness of any particular bank, savings and loan institution or other financial institution (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. The obligations of the Company under this Paragraph 5(l) shall survive the termination of this Agreement and the payment of all Loans and all other Obligations.

          6. Guaranty; Subordination; Additional Documents.

          6(a) Guaranty and Subordination Agreement. As support for the Obligations, the Company shall execute and deliver and shall cause to be executed and delivered to the Credit Agent on behalf of the Lenders: (1) the Guaranty and (2) the Subordination Agreement.


          6(b) Further Documents. The Company agrees to execute and deliver and to cause to be executed and delivered to the Credit Agent or such Persons as the Credit Agent may direct from time to time such documents, instruments and agreements as the Credit Agent on behalf of the Lenders may reasonably request, which are in any of the Lenders' judgment necessary or desirable to obtain for the Credit Agent, the Documentation Agent, the Syndication Agent and the Lenders the benefit of the Credit Documents.

          7. Conditions Precedent.

          7(a) First Credit Event. As conditions precedent to the Effective Date and the first Credit Event hereunder:

          (1) There shall have been delivered to the Credit Agent, in form and substance and in quantities reasonably satisfactory to the Lenders and their counsel, each of the following:

          (i) A duly executed copy of this Agreement;

          (ii)  A  duly   executed   copy  of  each  of  the  Guaranty  and  the
     Subordination Agreement;

          (iii) A duly executed copy of each of the Multi-Year Facility Fee Letter and the Short Term Facility Fee Letter;

          (iv) Such credit applications, financial statements, pro forma financial statements, authorizations and information concerning the Company and its business, operations and condition (financial and otherwise) as the Credit Agent or any Lender may reasonably request;

          (v) Certified copies of resolutions of the Boards of Directors of the Company and the Parent approving the execution and delivery of all documents required to be delivered by the Company and the Parent hereunder;

          (vi) Certificates of the Secretary or an Assistant Secretary of each of the Company and the Parent certifying the names, incumbency and true signatures of the officers of the Company and the Parent authorized to sign the documents required to be executed and delivered by the Company and the Parent hereunder;

          (vii) An opinion of counsel for the Company and the Parent (which counsel may be in-house counsel) in form and substance satisfactory to the Lenders and covering such matters as the Lenders may reasonably request;

          (viii) A certificate of an executive officer of each of the Company and the Parent in the form of that attached hereto as Exhibit A dated as of the date of this Agreement;

          (ix) A Covenant Compliance Certificate, dated as of May 31, 1997, for each of the Company and the Parent demonstrating in detail satisfactory to the Lenders the Company's compliance with the covenants set forth in Paragraphs 10(g), 10(i) and 10(j) below, and the Parent's compliance with the financial covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty; and

          (x) A duly executed copy of the Balance Bank Agreement with each Balance Bank if any such Balance Bank Agreements are in place as of the date of this Agreement.

          (2) All acts and conditions (including, without limitation, the obtaining of all necessary regulatory approvals and the making of all required filings, recordings and registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

          (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents, shall be satisfactory in form and substance to the Lenders and their counsel.

          (4) The Company shall have delivered to each of the Documentation Agent, the Syndication Agent and the Credit Agent, respectively, a letter acceptable to each such Person, respectively, regarding the payment by the Company to each such Person of fees, and the Company shall have paid all fees required under each such letter to have been paid prior to the first Credit Event hereunder.

          (5) All amounts outstanding under the Existing Agreement shall have been (or shall upon the happening of the first Credit Event hereunder be) paid in full and all "Letters of Credit" (as defined in the Existing Agreement) shall have been cancelled or replaced and the Existing Agreement and any obligations of the Lenders to make advances or issue Letters of Credit thereunder terminated.

          (6) No material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole shall have occurred since the Statement Date and the Company by presenting the initial Loan Request, Interest Rate Election and Payoff Notice shall be deemed to have so represented and warranted hereunder.

          7(b) All Credit Events. As conditions precedent to each Credit Event hereunder, at and as of the date of, and after giving effect to, such Credit Event:

          (1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects as of such date;

          (2) If there has occurred a Potential Default or an Event of Default (other than under Paragraph 11(a) below or under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(i) or 10(j) below), the Majority Lenders have not elected in writing to cease funding Loans hereunder;

          (3) If there has occurred an Event of Default under Paragraph 11(a) below, one hundred percent (100%) of the Lenders have elected in writing to waive such Event of Default;

          (4) If there has occurred an Event of Default or Potential Default under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(i) or 10(j) below, the Majority Lenders have elected in writing to waive such Event of Default or Potential Default;

          (5) Following such Credit Event, the aggregate principal amount of Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(a), 1(b), 1(c), 1(d) and 1(e) above;

          (6) The Company shall have delivered to the Credit Agent a duly executed Loan Request, Interest Rate Election and Payoff Notice requesting such Credit Event; and

          (7) If the Credit Event is the making of a Discount Loan: (i) the Company shall have delivered a timely Pre-Funding Notice with respect thereto; and (ii) the Balance Bank funding said Discount Loan shall have received from each Lender the amount payable by such Lender on account thereof pursuant to Paragraph 2(d) above, it being expressly agreed and understood that in the event any Lender has not delivered to such Balance Bank the amount payable by such Lender, the Discount Loan disbursed to the Company shall be reduced by the amount not received.

          By delivering a Loan Request, Interest Rate Election and Payoff Notice to the Credit Agent, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(1) through (b)(7) above and all information set forth in such Loan Request, Interest Rate Election and Payoff Notice.

          8. Representations and Warranties of the Company. As an inducement to the Credit Agent and each Lender to enter into this Agreement, the Company represents and warrants to the Credit Agent, the Documentation Agent, the Syndication Agent and each Lender that:

          8(a) Financial Condition. The financial statements, respectively dated the Statement Date and May 31, 1997, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

          8(b) Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to be in good standing could have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents; (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and
     (3)  is  in  compliance  with  all  Requirements  of  Law  and  Contractual
     Obligations except to the extent that failure to comply could not have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents.

          8(c) Corporate Power; Authorization; Enforceable Obligations. Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of each of the Company and the Parent and constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

          8(d) No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowing thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or the Parent to the extent that failure to comply therewith could have a material adverse effect on the Company or its property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents.

          8(e) No Material Litigation. Except as disclosed on Exhibit B attached hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties' properties or revenues involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $10,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries.

          8(f) Taxes. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes (other than incidental local business and other municipal taxes which are not material to the operation of the Company and its Subsidiaries) shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or the applicable Subsidiary has established adequate reserves in conformity with GAAP.

          8(g) Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8(h) Subsidiaries. Exhibit C attached hereto sets forth an accurate and complete list of all presently existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries of the Company. All of the issued and outstanding shares of capital stock of the Subsidiaries of the Company have been duly authorized and issued and are fully paid and non-assessable.

          8(i) Federal Reserve Board Regulations. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          8(j) ERISA. The Company and each of its Subsidiaries are in compliance in all material respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Parent, the Company or any of its or their Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

          8(k) Assets. The Company and each of its Subsidiaries have good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 8(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to that date. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in said financial statements referred to in Paragraph 8(a) above or as permitted under Paragraph 10(a) below.

          9. Affirmative Covenants. The Company hereby covenants and agrees with the Credit Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make or purchase all or any portion of any Loans or to make GNMA Pool Advance Loans, the Company shall:

          9(a) Financial Statements. Furnish or cause to be furnished directly to the Credit Agent and each Lender:

          (1) Within ninety (90) days after the last day of each fiscal year of the Parent, consolidated statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such year and a balance sheet as of the end of such year (including therein as supplemental information, consolidating statements of income and statements of changes in cash flow and balance sheets as of the end of such year) in each case presented fairly in accordance with GAAP and, in the case of the Company, the requirements of HUD Handbook IG 4000.3 REV and accompanied, in all cases, by an unqualified report of a firm of independent certified public accountants acceptable to the Majority Lenders;

          (2) Within forty-five (45) days after the last day of each fiscal quarter, consolidated and consolidating statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such fiscal quarter or calendar month, as applicable, and balance sheets of the Parent and its Subsidiaries as of the last day of such fiscal quarter, presented fairly in accordance with GAAP, in each case certified in writing as to fairness of presentation by the chief financial officer or treasurer of the Company and the Parent;
          (3) Within forty-five (45) days following each Applicable Financial Test Date, a Covenant Compliance Certificate from the chief financial officer or treasurer of each of the Company and the Parent, certifying that there does not exist an Event of Default or Potential Default and, in addition, demonstrating in detail satisfactory to the Majority Lenders the Company's compliance with the covenants set forth in Paragraphs 10(g), 10(i) and 10(j) below as of and at such Applicable Financial Test Date, and the Parent's compliance with the covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty, as of and at such Applicable Financial Test Date;

          (4) As soon as is available any written report pertaining to material items in respect of the internal control matters of the Parent or the Company submitted to any of such Persons by their respective independent accountants in connection with each annual or interim special audit of the financial condition of such Persons made by such independent public accountants; and

          (5) Copies of all proxy statements, financial statements, and reports which the Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the "Act"), which the Parent or the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to the Credit Agent such copies for any Lender of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Parent or the Company from time to time need not be delivered to such Lender.

          9(b) Certificates; Reports; Other Information. Furnish or cause to be furnished directly to the Credit Agent and each Lender:

          (1) Within forty-five (45) days following each Applicable Financial Test Date, prepared as of such Applicable Financial Test Date and certified by an appropriate officer of the Company, a report covering the servicing portfolio of the Company covering such matters as the Majority Lenders, through the Credit Agent, may reasonably request (but which shall in any event list the aggregate principal amount of mortgage notes serviced and the number and types of loans evidenced by such notes, and show all loans in the servicing portfolio more than thirty (30) days past due the due dates set forth in such notes).

          (2) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company, the Parent, any Affiliate of the Company or the Parent, as any Lender, through the Credit Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in Loans and GNMA Pool Advance Loans hereunder or to enable another financial institution to become a signatory hereto.

          (3) Promptly upon receipt thereof by the Company, copies of all audit reports prepared by or on behalf of FNMA, FHLMC and GNMA.

          9(c) Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness, except: (1) Indebtedness (other than Indebtedness with respect to CPNs) being contested in good faith and for which provision is made to the satisfaction of the Majority Lenders for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company, and (2) additional Indebtedness (other than Indebtedness with respect to CPNs) in the aggregate not to exceed $100,000.00.

          9(d) Maintenance of Existence and Properties. Maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law. The Company will at all times be a FNMA, FHLMC and GNMA-approved Seller/ Servicer and a wholly-owned Subsidiary of the Parent.

          9(e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of each Lender (at no cost or expense to the Company unless there shall have occurred and be continuing an Event of Default) to visit and inspect those of its properties and examine and make abstracts from those of its books and records as are reasonably necessary to enable such Lender to conduct appropriate credit due diligence in connection with customary credit approval practices for credit facilities of this type, at any reasonable time and as often as may reasonably be desired by any of the Lenders, and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

          9(f) Notices. Promptly give written notice to the Credit Agent (who shall promptly notify each of the Lenders thereof) of:

          (1) The occurrence of any Potential Default or Event of Default;

          (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $10,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the business, operations, property, or financial or other condition of the Company or the ability of the Company to pay and perform the Obligations;

          (3) Receipt by the Company or the Parent of notice from any rating agency concerning a potential change in any credit rating previously accorded the Company or the Parent by such rating agency; and

          (4) A material adverse change in the business, operations, property or financial or other condition of the Parent, the Company or any of their Subsidiaries.

          9(g) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel) of the Credit Agent and the Co-Arrangers incident to the preparation, negotiation, administration and amendment of the Credit Documents and, following the occurrence of an Event of Default, of the Credit Agent and each of the Lenders incident to the protection of the rights of the Lenders and the Credit Agent under the Credit Documents, and incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Parent or the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 9(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

          9(h)  Credit  Documents.   Comply  with  and  observe  all  terms  and
     conditions of the Credit Documents.

          9(i) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Lenders on request full information as to all such insurance.

          9(j) CPN Program. Obtain the written approval of the Majority Lenders to any modification of the documentation relating to the issuance of CPNs of the Company as in effect on the date of this Agreement.

          9(k) Hedging Program. Maintain at all times a Hedging Program consistent with the Hedging Program in effect at and as of the Effective Date.

          10. Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make or purchase all or any portion of any Loans or to make GNMA Pool Advance Loans hereunder, the Company shall not, directly or indirectly:

          10(a) Liens. Create, incur, assume or suffer to exist any Lien upon any of its property and assets (including servicing rights) other than:

          (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

          (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or margin call requirements or for purposes of like general nature in the ordinary course of the Company's business;

          (3) Liens on Mortgage Loans and Mortgage-Backed Securities which are the subject of repurchase agreements;

          (4) Liens on real property (including fixtures and improvements thereon) securing Indebtedness in an amount not to exceed $50,000,000.00 in the aggregate at any time outstanding;

          (5) Liens on property and assets of the Company securing short term Indebtedness of the Company (Indebtedness with a maturity of one year or less and not automatically renewable by the Company at its sole option) in an amount not to exceed at any date twenty five percent (25%) of Mortgage Loans and MBS Held for Sale; and

          (6) Liens on servicing rights of the Company securing Indebtedness in an amount not to exceed at any date ten percent (10%) of Mortgage Servicing Rights.

          10(b) Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness if upon such creation, incurrence or assumption there would exist an Event of Default or the Company would fail to be in compliance with the requirements of Paragraphs 10(i) or 10(j) below (assuming such compliance were tested at such date immediately following such creation, incurrence or assumption).

          10(c) Consolidation and Merger. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination, except that the Company may be consolidated with or merged with any corporation provided that (1) in any such merger or consolidation the Company shall be the surviving or resulting corporation and (2) at the time of and immediately after the effectiveness of such merger or consolidation there shall not have occurred and be continuing an Event of Default or Potential Default.

          10(d) Acquisitions. Purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person other than in the normal course of a mortgage banking-related business (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity); provided, however, that the Company may acquire all or a portion of the stock or assets of another mortgage company or companies so long as no Event of Default or Potential Default shall exist immediately following the consummation of such acquisition, and, provided, further, that the Company shall be in compliance with the financial covenants set forth in Paragraphs 10(i) and 10(j) below, assuming for purposes of this Paragraph 10(d) that the "Applicable Financial Test Date" referenced in such covenants is the day immediately following the consummation of such acquisition.

          10(e) Payment of Dividends. Declare or pay any dividends upon any shares of the Company's stock now or hereafter outstanding, except dividends payable in the capital stock of the Company, or make any distribution of assets to its stockholders as such, whether in cash, property or securities, if at the date of payment or distribution (either before or after giving effect thereto) there should exist an Event of Default or Potential Default.

          10(f) Purchase or Retirement of Stock. Acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding for value.

          10(g) Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except: (1) Advances constituting Mortgage Loans made in the ordinary course of the Company's business and (2) Investments in, unsecured and secured Advances to, and Receivables of, any Affiliate (and Servicing Pass-Through Ventures which are not otherwise Affiliates) in an aggregate amount not to exceed ten percent (10%) of the net worth of the Company determined in accordance with GAAP, it being agreed and understood that any unsecured Advances made by the Company to any Affiliate must be funded with equity of the Company and that any secured Advances made by the Company to any Affiliate must be fully secured on a first priority, perfected basis, by readily marketable securities pledged by such Affiliate.

          10(h) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and the sale or other disposition of servicing rights are in the ordinary course of business); provided, however, that in no event shall the Company enter into any sale and leaseback transaction involving any of its assets without the prior written consent of the Majority Lenders; and, provided further, that the Company may sell, lease, assign, transfer or otherwise dispose of any of its assets to a Subsidiary of the Company (which, for the purpose of this proviso shall include any limited partnership the general and limited partners of which are Subsidiaries of the Company) so long as: (1) all classes of stock of, or partnership interests in, such Subsidiary are owned, directly or indirectly, by the Company, (2) such Subsidiary incurs no obligations for third party indebtedness except such obligations to employees and vendors as are necessary or desirable in the normal conduct of the business of servicing 1-4 unit single family mortgage loans and in managing an office building owned by such Subsidiary, and (3) any such unpaid obligations as are described in subsection (2) above (other than payroll and benefits obligations to employees) shall not exceed at any time $50,000,000.00 in the aggregate.

          10(i) Minimum Net Worth. Permit its net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than $1,200,000,000.00.

          10(j) Maximum Total Debt. Permit Total Debt on and as of each Applicable Financial Test Date to exceed the sum of:
          (1) One hundred  percent (100%) of Cash, plus
          (2) Ninety percent (90%) of Margins, plus

          (3) Ninety-seven percent (97%) of the amount of Mortgage Loans and MBS Held for Sale (including Mortgage Loans and Mortgage-Backed Securities subject to a Lien under a repurchase agreement but excluding all other Mortgage Loans and Mortgage-Backed Securities which are excluded from "Eligible Mortgage Assets" pursuant to subparagraphs (a), (b) and (c) of the definition of such term), plus

          (4) Ninety percent (90%) of Pool Loan Purchases and Mortgage Claims Receivable to the extent such assets represent VA and FHA Mortgage Loans repurchased by the Company from pools supporting GNMA Mortgage-Backed Securities, plus

          (5) Fifty percent (50%) of Deferred Commitment Fees, plus
          (6) Fifty percent (50%) of Property and Equipment, plus
          (7) Seventy-five percent (75%) of Mortgage Servicing Rights, plus
          (8) Fifty percent (50%) of Other Assets, excluding any unsecured Advances made to Affiliates permitted under Paragraph 10(g)(2) above.

          11. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):

          11(a) The Company shall fail to make any payment on account of that portion of the Obligations consisting of principal or interest on Loans or GNMA Pool Advance Loans on the date when due; or

          11(b) Any representation or warranty made or deemed made by the Company or the Parent in any Credit Document or in connection with any Credit Document shall be materially inaccurate or incomplete in any respect on or as of the date made or deemed made; or

          11(c) The Company shall default in the observance or performance of any covenant or agreement contained in Paragraph 10 above (other than those contained in Paragraphs 10(i) and 10(j) above); or

          11(d) The Parent shall fail to observe or comply with any term or provision contained in the Guaranty (other than those contained in Paragraph 11(d) thereof); or

          11(e) The Company or the Parent shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days; or

          11(f) The Company, any of its Subsidiaries or the Parent shall default in any payment of any Indebtedness (other than the Obligations or as permitted under Paragraph 9(c) above) in an aggregate amount of more than $10,000,000.00 or any other event shall occur and, as a result, the holder or holders thereof, or any trustee or agent for such holders, either: (1) cause such Indebtedness to become due and payable prior to its stated maturity, or (2) elect not to cause such Indebtedness to become so due and payable, but such event continues for a period of thirty (30) days and is not cured or waived; or

          11(g) (1) The Parent, the Company or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Parent, the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Parent, the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or (5) the Parent, the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          11(h) (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Credit Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or the Parent or any Commonly Controlled Entity, or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, could subject the Parent, the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Parent, the Company or any of its Subsidiaries; or

          11(i) One or more judgments or decrees in amounts aggregating $1,000,000.00 or more not fully covered by insurance (exclusive of self-insurance (not to exceed $5,000,000.00) and deductibles) during any consecutive twelve (12) month period shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged or satisfied, or stayed or bonded pending appeal, within sixty (60) days from the entry thereof unless counsel to the Company reasonably acceptable to the Majority Lenders has delivered to the Lenders within such sixty (60) day period an opinion that the Company has the legal right to have such judgment or decree vacated without the expenditure of funds (other than for costs of proceedings) and the Company is diligently proceeding to accomplish such vacation; or

          11(j) The Parent shall notify the Credit Agent or any Lender of its intention to rescind or revoke the Guaranty or the Subordination Agreement, in whole or in part, with respect to future transactions or otherwise; or

          11(k) The Parent shall cease to own one hundred percent (100%) of the outstanding capital stock of the Company;

                                      THEN:

          (1) Automatically upon the occurrence of an Event of Default under Paragraph 11(g) above,

          (2) At the option of any Lender upon the occurrence of an Event of Default under Paragraph 11(a) above unless such Event of Default is expressly waived in writing by one hundred percent (100%) of the Lenders, and

          (3) In all other cases, at the option of the Majority Lenders, each Lender's obligation to make or purchase Loans and the obligation of the GNMA Pool Advance Lender to make GNMA Pool Advance Loans shall terminate, the principal balance of outstanding Loans and GNMA Pool Advance Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or notice or presentment to the Company, all of which are hereby waived.

          12. Agency Provisions.

          12(a) Appointment. Each Lender hereby irrevocably designates and appoints each Agent as the agent of such Lender under the Credit Documents and each Lender hereby irrevocably authorizes each Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Credit Documents, no Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.

          12(b) Delegation of Duties. The Credit Agent may execute any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Credit Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          12(c) Exculpatory Provisions. No Agent nor any of its respective officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to any Lender, any other Agent, the holder of any CPN or the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders, any other Agent, the holder of any CPN or the Company for: (i) any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Credit Documents (except such as are prepared by such Agent and, then, only to the extent such Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Company to perform its obligations thereunder or (ii) assuring compliance of the Credit Documents and/or the transactions contemplated by the Credit Documents with any law or regulation binding upon such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such regards. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by such Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Company. Each Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

          12(d) Reliance by Agent. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent. The Credit Agent may deem and treat each Lender designated on the current Commitment Schedule as a Lender hereunder for all purposes of the Credit Documents unless a written notice of assignment, negotiation or transfer of such Lender's interests hereunder and thereunder as permitted pursuant to Paragraph 14 below shall have been filed with the Credit Agent. Each Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents) or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and/or expense arising out of such Agent's gross negligence or willful misconduct). Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable) absent gross negligence and willful misconduct on the part of such Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          12(e) Notice of Default; Agreement to Advance. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Default unless such Agent has received notice from a Lender or the Company referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agents.

          12(f) Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that no Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to extend credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or their respective counsel, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          12(g) Indemnification. The Company agrees to indemnify, defend and hold harmless each Agent in its capacity as such from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Agent in any way (1) relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Agent in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of such Agent or
     (2) resulting from any action taken or omitted to be taken by such Agent in accordance with written instructions given as provided in the Credit Documents or (3) relating to any one or more of the matters covered by Paragraph 12(c) above. The Lenders agree to indemnify and hold harmless each Agent in its capacity as such ratably in accordance with their Aggregate Percentage Shares to the extent required by the Company hereunder if any Agent is not reimbursed by the Company hereunder and without limiting the obligation of the Company to do so. To the extent indemnification payments made by the Lenders pursuant to this Paragraph 12(g) are subsequently recovered by any Agent from, or for the account of, the Company, such Agent will promptly refund such previously paid indemnity payments to the Lenders. The indemnification obligations of the Company and Lenders under this Paragraph 12(g) shall survive termination of this Agreement and payment in full of the Obligations.

          12(h) Agent in Its Individual Capacity. Any Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to such loans made or renewed by them and any note issued to them hereunder, each Agent shall have the same rights and powers under the Credit Documents as any Lender thereunder and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include Agents in their individual capacities.

          12(i) Successor Agents. Any Agent may resign as such under the Credit Documents upon ninety (90) days' prior written notice to the Lenders and the Company and the Credit Agent shall resign in the event its Aggregate Maximum Commitment shall be less than $25,000,000.00. In addition, in the event any Agent fails to perform its obligations under the Credit Documents in any material manner and fails to correct its performance within thirty
     (30) days of written notice of such failure of performance given by not less than the Majority Lenders, then such Agent may be removed upon thirty
     (30) days notice given by not less than the Majority Lenders. If an Agent shall resign or be so removed, then, on or before the effective date of such resignation or removal, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Company or, if the Majority Lenders are unable to agree on the appointment of a successor agent, such Agent shall appoint a successor agent for the Lenders, which successor agent shall be reasonably acceptable to the Company, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term
     "Documentation Agent," "Syndication Agent" or "Credit Agent", as applicable, shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Credit
     Documents or successors thereto. After any Agent's resignation or removal hereunder, the provisions of this Paragraph 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Documents.

          12(j) Sharing of Set-Offs. If following the occurrence and during the continuance of an Event of Default any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's portion of the Obligations, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          13. Miscellaneous Provisions.

          13(a) No Assignment. The Company may not assign its rights or obligations under the Credit Documents without the prior written consent of one hundred percent (100%) of the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

          13(b) Amendment. The Credit Documents may not be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, no amendment or waiver shall:
          (1) Waive or amend any term or provision of Paragraph 4(h), 4(i) or 4(j) above, or this Paragraph 13(b);

          (2) Reduce the principal of, or interest on, the Obligations or any amount of fees payable under this Agreement (other than fees payable pursuant to the Multi-Year Facility Fee Letter or the Short Term Facility Fee Letter), or extend the required payment date of principal or interest on the Obligations or any fees except as a result of the extension of the Multi-Year Facility Maturity Date (which extension shall require only the consent of the Multi-Year Lenders) or the Short Term Facility Maturity Date (which extension shall require only the consent of the Short Term Lenders);

          (3) Increase the Aggregate Credit Limit above $6,000,000,000.00;

          (4) Modify any Lender's Multi-Year Facility Percentage Share, Multi-Year Swing Line Percentage Share, Short Term Facility Percentage Share or Short Term Swing Line Percentage Share except modifications resulting from an increase, permanent or temporary, in a Lender's Maximum Multi-Year Facility Commitment, Multi-Year Swing Line Commitment, Maximum Short Term Facility Commitment and/or Short Term Swing Line Commitment made as permitted under this Agreement;

          (5) Modify the definition of "Majority Lenders";

          (6) Include any Person other than the Lenders signatory hereto as a "Lender" hereunder except as expressly permitted pursuant to Paragraph 14(a) below; or

          (7) Cancel or terminate the Guaranty or permit the revocation of the Subordination Agreement; provided, however, that nothing contained herein shall in any manner or to any extent be deemed to supersede any provision of the Credit Documents which expressly designates which Lenders are empowered to modify such provision, including, without limitation, any provision of the Credit Documents which expressly requires the consent of one hundred percent (100%) of the Lenders to any modification thereof. No amendment or waiver shall, unless agreed to in writing by the affected Agent, modify the rights or duties of such Agent. The Credit Agent shall provide notice and a copy of all amendments to the Credit Documents to all parties to the Credit Documents.

          13(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the Lenders hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

          13(d) Entire Agreement; Severability. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof. All waivers by the Company provided for in the Credit Documents have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of the Credit Documents shall be held invalid or unenforceable, the Credit Documents shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

          13(e) Survival. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

          13(f) Notices. All notices given by any party to any of the others shall be in writing (which may be by facsimile transmission), delivered personally, by commercial courier service or by depositing the same in the United States mail, registered, with postage prepaid, addressed to such party at the address set forth on Annex II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to the other party or parties given as provided herein.

          13(g) Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

          13(h) Counterparts. This Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          14. Additional Lenders; Assignments and Participations; Increases in Availability.

          14(a) Addition of New Lender.

          (1) Subject to the limitation on the Aggregate Credit Limit set forth in the definition of such term, the Company or any Lender may at any time propose that one or more financial institutions (each, an "Applicant Financial Institution") become an additional Lender hereunder. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Credit Agent, of the identity of such Applicant Financial Institution and such Applicant Financial Institution's proposed Aggregate Maximum Commitment and, as applicable, Maximum Multi-Year Facility Commitment, Maximum Short Term Facility Commitment, Multi-Year Facility Percentage Share, Short Term Facility Percentage Share, Multi-Year Swing Line Commitment, Short Term Swing Line Commitment, Multi-Year Swing Line Percentage Share, Short Term Swing Line Percentage Share and/or GNMA Pool Advance Commitment. The addition of any Applicant Financial Institution shall be subject to:

          (i) If such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by a Lender, the prior written consent of the Company and the Credit Agent, and if such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by the Company, the prior written consent of the Credit Agent, none of which consents shall be unreasonably withheld and which, if given, shall be given in writing to the other parties hereto no later than the tenth day following receipt by the Company of a written request for the inclusion of such Applicant Financial Institution as a Lender hereunder;

          (ii) If such Applicant Financial Institution will become the GNMA Pool Advance Lender under this Agreement, such Applicant Financial Institution shall execute a replacement GNMA Pool Advance Agreement and cooperate with the current GNMA Pool Advance Lender to effect such intent; and

          (iii) Delivery of each of the items and the occurrence of each of the events described in subparagraph (2) below.

          (2) Assuming delivery of the consent of the Company and/or Credit Agent as required pursuant to subparagraph (1)(i) above, the Credit Agent, the Company and, if such Applicant Financial Institution will be acquiring a portion of an existing Lender's Aggregate Maximum Commitment by way of assignment from such existing Lender, such existing Lender, shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment
     Date:
          (i) The Company shall deliver to the Credit Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date, reflecting the inclusion of such Applicant Financial Institution as a party hereto and a Lender hereunder.

          (ii) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, such Applicant Financial Institution shall pay to the Credit Agent, as applicable, an amount equal to such Applicant Financial Institution's Multi-Year Facility Percentage Share of Multi-Year Loans outstanding and/or Short Term Facility Percentage Share of Short Term Loans outstanding. If such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Credit Agent shall thereupon remit to the Lenders, as applicable, their shares of such funds. If such Applicant Financial Institution is acquiring a portion of an existing Lender's outstanding Primary Loans, the Credit Agent shall thereupon remit such funds to the assigning Lender. Following such Adjustment Date, fees and interest accrued on the Obligations to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Multi-Year Percentage Shares and Short Term Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the Commitment Schedule provided by the Company on such Adjustment Date.

          (iii) If such Applicant Financial Institution is acquiring a portion of an existing Lender's Aggregate Maximum Commitment by way of assignment from such existing Lender, the Credit Agent, the Company, the assigning Lender and the Applicant Financial Institution shall execute and deliver an Assignment Agreement, or if such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Credit Agent, the Company and the Applicant Financial Institution shall execute and deliver an Additional Lender Agreement, either of which Assignment Agreement or Additional Lender Agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of the Applicant Financial Institution as a Lender hereunder.

          (iv) The Applicant Financial Institution shall pay to the Credit Agent a registration fee of $3,500.00.

          Subject to the requirements described above, the Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender under the Credit Documents and shall be subject to all obligations of a Lender under the Credit Documents.

          14(b) Assignments Among Existing Lenders. Any Lender may at any time agree to assign a portion of such Lender's Aggregate Maximum Commitment to a Transferee Lender. In such event the Lender and the Transferee Lender shall so notify the Credit Agent and the Company of the Adjustment Date on which such assignment is to be effective. On such Adjustment Date:

          (1) The Company shall deliver to the Credit Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date reflecting the assignment.

          (2) The Credit Agent, the Company, the assigning Lender and the Transferee Lender shall execute and deliver an Assignment Agreement, which shall constitute an amendment to this Agreement to the extent necessary to reflect such transfer.

          (3) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, the Transferee Lender shall pay to the Credit Agent an amount equal to, as applicable, such Transferee Lender's Multi-Year Facility Percentage Share and Short Term Facility Percentage Share of Multi-Year Loans and Short Term Loans, respectively, outstanding in excess of such Transferee Lender's previous Multi-Term Facility Percentage Share and Short Term Facility Percentage Share thereof. The Credit Agent shall thereupon remit to the transferring Lender the amount thereof.

          (4) If the Transferee Lender will become the GNMA Pool Advance Lender, such Transferee Lender shall execute a replacement GNMA Pool Advance Agreement and cooperate with the current GNMA Pool Advance Lender to effect such intent.

          14(c) Minimum Loan Commitment. Notwithstanding anything to the contrary contained herein, the inclusion of any Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 14(a) above and the assignment by a Lender of a portion of such Lender's Aggregate Maximum Commitment to a Transferee Lender pursuant to Paragraph 14(b) above shall be subject to the following restrictions:

          (1) If an Applicant Financial Institution is acquiring a portion of an existing Lender's Aggregate Maximum Commitment by way of an assignment from such existing Lender, then: (i) such assignment of Aggregate Maximum Commitment must be in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof), and (ii) following the consummation of the contemplated assignment and after giving effect to any other assignments occurring on the related Adjustment Date, such existing Lender must continue to hold an Aggregate Maximum Commitment of not less than $25,000,000.00 and such Applicant Financial Institution must hold an Aggregate Maximum Commitment of not less than $25,000,000.00;

          (2) If an existing Lender is assigning a portion of its Aggregate Maximum Commitment to a Transferee Lender, such assignment of Aggregate Maximum Commitment is in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof) and such existing Lender shall continue to hold an Aggregate Maximum Commitment of not less than $25,000,000.00 following the consummation of the contemplated assignment.

          There shall be no minimum hold requirement in the event that an existing Lender is assigning one hundred percent (100%) of its Aggregate Maximum Commitment.

          14(d) Sub-Participations by Lenders. Any Lender may at any time sell participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

          (1) No participation contemplated by this Paragraph 14(d) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

          (2) Such Lender shall remain solely responsible for the performance of such obligations;

          (3) The Company, the Credit Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents;

          (4) The participation agreement between such Lender and the Person purchasing such participation interest (a "Participant") shall provide that: (i) the participation interest of the Participant is an undivided interest in such Lender's Aggregate Maximum Commitment, and (ii) the sole voting rights of the Participant are with respect to those items on which such Lender is entitled to vote pursuant to Paragraphs 13(b)(2) and 13(b)(7) above; and

          (5) Such Lender shall not enter into participation agreements with more than two Participants for each $25,000,000.00 of Aggregate Maximum Commitment held by such Lender.

          The Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 4(h), 4(i), 4(j) and 5(l) above; provided, however, that in no event shall any Participant be entitled to receive any payment or compensation in excess of that to which such Participant's selling Lender would be entitled with respect to the participation interest held by such Participant if such Lender had not sold any participation interest to such Participant.

          14(e) Federal Reserve Bank. Notwithstanding the provisions of Paragraphs 14(a) and 14(b) above, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank.

          14(f) Increases in Availability. From time to time the Company and any Lender (an "Increasing Lender") may agree, with the prior written consent of the Credit Agent, to permanently or temporarily increase such Lender's Aggregate Maximum Commitment and Multi-Year Facility Percentage Share and/or Short Term Facility Percentage Share, the dollar amount of any such increase to be, subject to the Aggregate Credit Limit limitation, in the minimum dollar amount of $5,000,000.00 and integral multiples of $5,000,000.00 in excess thereof. The Company and the Increasing Lender shall agree on the Adjustment Date for said increase and, if the increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the "Temporary Increase Termination Date"). The Company shall deliver to the Credit Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date. On the Temporary Increase Termination Date the aggregate amount of such Increasing Lender's Primary Loan Percentage Share of outstanding Primary Loans in excess of its Maximum Primary Loan Commitment after giving effect to the termination of the subject increase shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default, be payable in full. If at the Temporary Increase Termination Date there exists an Event of Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender's Aggregate Maximum Commitment.

          14(g) Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in connection with the proposed assignment or subparticipation by a Lender of its interest in the Obligations, such Lender may disclose to prospective assignees and Participants any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such prospective assignees and Participants on a confidential basis.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

              COUNTRYWIDE HOME LOANS, INC., a New York corporation



          By
          Name
          Title

          BANKERS TRUST COMPANY, as Co-Arranger and Credit Agent


          By
          Name
          Title


          THE BANK OF NEW YORK, as Co-Arranger and Documentation Agent


          By
          Name
          Title


          CHASE SECURITIES INC., as Co-Arranger


          By
          Name
          Title


          THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Co-Arranger


          By
          Name
          Title


          THE CHASE MANHATTAN BANK, as Syndication Agent



          By
          Name
          Title

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Senior Managing Agent


          By
          Name
          Title


          CANADIAN IMPERIAL BANK OF COMMERCE, as a Senior Managing Agent


          By ________________________________________________________
          Name ______________________________________________________
          Title _____________________________________________________

          MORGAN  GUARANTY TRUST COMPANY OF NEW YORK, as a Senior  Managing
          Agent


          By ________________________________________________________
          Name ______________________________________________________
          Title _____________________________________________________


          NATIONSBANK OF TEXAS, N.A., as a Senior Managing Agent


          By ________________________________________________________
          Name ______________________________________________________
          Title _____________________________________________________


          ROYAL BANK OF CANADA, as a Senior Managing Agent


           By ________________________________________________________
           Name ______________________________________________________
           Title _____________________________________________________


           CREDIT LYONNAIS, SAN FRANCSICO BRANCH, as a Co-Agent



            By ________________________________________________________
            Name ______________________________________________________
            Title _____________________________________________________


            FLEET NATIONAL BANK, as a Co-Agent



            By ________________________________________________________
            Name ______________________________________________________
            Title _____________________________________________________


            THE ASAHI BANK, LTD., LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            BANCA CRT S.p.A., as a Lender



            By
            Name
            Title


            By
            Name
            Title


            BANCA DI NAPOLI S.p.A., NEW YORK BRANCH, as a Lender



            By
            Name
            Title


            By
            Name
            Title _____________________________________________________



            BANCA DI ROMA, SAN FRANCISCO BRANCH, as a Lender



            By
            Name
            Title


            By
            Name
            Title _____________________________________________________



            BANCA MONTE DEI PASCHI DI SIENA S.p.A., NEW YORK BRANCH, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Lender



            By
            Name
            Title


            BANK OF HAWAII, as a Lender



            By
            Name
            Title


            BANK OF MONTREAL, as a Lender



            By
            Name
            Title


            THE BANK OF NEW YORK, as a Lender



            By
            Name
            Title


            BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as a Lender



            By
            Name
            Title


            BANK ONE, TEXAS, N.A., as a Lender



            By
            Name
            Title


            BANKERS TRUST COMPANY, as a Lender



            By
            Name
            Title


            BANQUE NATIONALE DE PARIS, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            BANQUE PARIBAS, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            BARCLAYS BANK PLC, as a Lender



            By
            Name
            Title


            BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH, as a Lender


            By ________________________________________________________
            Name ______________________________________________________
            Title _____________________________________________________


            By ________________________________________________________
            Name ______________________________________________________
            Title _____________________________________________________


            CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender



            By
            Name
            Title


            THE CHASE MANHATTAN BANK, as a Lender



            By
            Name
            Title


            CORESTATES BANK, N.A., as a Lender



            By
            Name
            Title



            CREDIT LYONNAIS, SAN FRANCISCO BRANCH, as a Lender



            By
            Name
            Title


            THE DAI-ICHI KANGYO BANK, LTD.,LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            THE FIFTH THIRD BANK, as a Lender



            By
            Name
            Title


            THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

            By
            Name
            Title


            FIRST UNION NATIONAL BANK, formerly known as First Union National Bank of North Carolina, as a Lender



            By
            Name
            Title


            FLEET NATIONAL BANK, as a Lender



            By
            Name
            Title


            THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            KREDIETBANK N.V., as a Lender



            By
            Name
            Title


            By ________________________________________________________
            Name ______________________________________________________
            Title _____________________________________________________


            LASALLE NATIONAL BANK, as a Lender



            By
            Name
            Title


            THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            MELLON BANK, N.A., as a Lender



            By
            Name
            Title


            THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender



            By
            Name
            Title


            NATIONSBANK OF TEXAS, N.A., as a Lender



            By
            Name
            Title


            NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            ROYAL BANK OF CANADA, as a Lender


            By
            Name
            Title


            THE SAKURA BANK, LIMITED, LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            By
            Name
            Title


            STAR BANK, NATIONAL ASSOCIATION, as a Lender



            By
            Name
            Title


            THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Lender



            By
            Name
            Title


            THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            THE TOYO TRUST & BANKING CO., LTD., LOS ANGELES AGENCY, as a Lender



            By
            Name
            Title


            UNION BANK OF CALIFORNIA, N.A., as a Lender



            By
            Name
            Title


            U. S. BANK NATIONAL ASSOCIATION, formerly known as U.S. National Bank of Oregon, as a Lender,



            By
            Name
            Title


            WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Lender



            By
            Name
            Title


               ACKNOWLEDGED and AGREED as of the date first written above:

               COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation



               By _______________________________________________
               Name _____________________________________________
               Title ____________________________________________

                    SCHEDULE OF EXHIBITS TO CREDIT AGREEMENT

              EXHIBIT            DOCUMENT

                A                Form of Officer's Certificate

                B                Litigation Schedule

                C                Schedule of Existing Subsidiaries



             Annex I:            Glossary

             Annex II:           Schedule of Notice Addresses
la-154936
                           REVOLVING CREDIT AGREEMENT

                                  By and Among

                          COUNTRYWIDE HOME LOANS, INC.

                                       and

                          BANKERS TRUST COMPANY ("BT")
                   as Credit Agent and Co-Administrative Agent

                   THE FIRST NATIONAL BANK OF CHICAGO ("FNBC")
                           as Co-Administrative Agent

                          THE BANK OF NEW YORK ("BNY")
                             as Documentation Agent

                         THE CHASE MANHATTAN BANK, N.A.
                              as Syndication Agent

                    BT, FNBC, BNY, and CHASE SECURITIES, INC.
                                 as Co-Arrangers

                                       and

                            THE LENDERS PARTY THERETO




                               September 24, 1997

LA-154936                                            4
154936v.6
                                                 TABLE OF CONTENTS


                                                                            Page

RECITALS......................................................................28
AGREEMENT.....................................................................28

   1. Credit Facilities.......................................................28

       1(a) Multi-Year Facility...............................................28
       1(b) Short Term Facility...............................................29
       1(c) Negotiated Loan Facility..........................................30
       1(d) Swing Loan Facilities.............................................31
       1(e) GNMA Pool Advance Facility........................................33

   2. Requests for Credit Events and Issuance of CPNs; Funding................33

       2(a) Requests for Credit Events........................................33
       2(b) Funding of Loans and GNMA Pool Advance Loans......................34
       2(c) Sale and Assignment of Discount Loans by Balance Banks............34
       2(d) Funding...........................................................35

   3. Payment of Principal; Prepayments.......................................35

       3(a) Required Principal Payments.......................................35
       3(b) Prepayments.......................................................35

   4. Calculation and Payment of Interest; Related Provisions.................36

       4(a) Interest on Direct Loans..........................................36
       4(b) Interest on Discount Loans........................................37
       4(c) Interest on Negotiated Loans......................................37
       4(d) Interest on Swing Loans...........................................37
       4(e) Interest on GNMA Pool Advance Loans...............................37
       4(f) Payment of Interest...............................................37
       4(g) Inability to Determine Rate.......................................38
       4(h) Funding Indemnification...........................................38
       4(i) Illegality; Impracticality........................................38
       4(j) Requirements of Law; Increased Costs..............................39
       4(k) Taxes.............................................................40
       4(l) Treatment of Qualifying Balances; Indemnity.......................41
       4(m) Obligation of Lenders to Mitigate; Replacement of Lenders.........41

   5. Miscellaneous Lending Provisions........................................42

       5(a) Use of Proceeds...................................................42
       5(b) Assumption of Funding/Purchase....................................42
       5(c) Evidence of Indebtedness..........................................43
       5(d) Interest and Fee Billing and Payment..............................43
       5(e) Nature and Place of Payments......................................44
       5(f) Post-Default Interest.............................................45
       5(g) Computations......................................................45
       5(h) Disbursement of Payments Received.................................45
       5(i) Fees..............................................................46
       5(j) Wire Transfers of Funds...........................................46
       5(k) Reduction in Aggregate Credit Limit...............................46
       5(l) Capital Requirements..............................................46

   6. Security Agreement; Guaranty; Subordination; Additional Documents.......47

       6(a) Guaranty and Subordination Agreement..............................47
       6(b) Further Documents.................................................47

   7. Conditions Precedent....................................................47

       7(a) First Credit Event................................................47
       7(b) All Credit Events.................................................49

   8. Representations and Warranties of the Company...........................50

       8(a) Financial Condition...............................................50
       8(b) Corporate Existence; Compliance with Law..........................50
       8(c) Corporate Power; Authorization; Enforceable.......................50
       8(d) No Legal Bar......................................................51
       8(e) No Material Litigation............................................51
       8(f) Taxes.............................................................51
       8(g) Investment Company Act............................................51
       8(h) Subsidiaries......................................................51
       8(i) Federal Reserve Board Regulations.................................51
       8(j) ERISA.............................................................52
       8(k) Assets............................................................52

   9. Affirmative Covenants...................................................52

       9(a) Financial Statements..............................................52
       9(b) Certificates; Reports; Other Information..........................53
       9(c) Payment of Indebtedness...........................................54
       9(d) Maintenance of Existence and Properties...........................54
       9(e) Inspection of Property; Books and Records;........................54
       9(f) Notices...........................................................54
       9(g) Expenses..........................................................55
       9(h) Credit Documents..................................................55
       9(i) Insurance.........................................................55
       9(j) CPN Program.......................................................55
       9(k) Hedging Program...................................................55

   10. Negative Covenants.....................................................55

       10(a) Liens............................................................55
       10(b) Indebtedness.....................................................56
       10(c) Consolidation and Merger.........................................56
       10(d) Acquisitions.....................................................56
       10(e) Payment of Dividends.............................................57
       10(f) Purchase or Retirement of Stock..................................57
       10(g) Investments; Advances; Receivables...............................57
       10(h) Sale of Assets...................................................57
       10(i) Minimum Net Worth................................................58
       10(j) Maximum Total Debt...............................................58

   11. Events of Default......................................................58

   12. Agency Provisions......................................................61

       12(a) Appointment......................................................61
       12(b) Delegation of Duties.............................................61
       12(c) Exculpatory Provisions...........................................61
       12(d) Reliance by Agent................................................62
       12(e) Notice of Default; Agreement to Advance..........................62
       12(f) Non-Reliance on Agent and Other Lenders..........................62
       12(g) Indemnification..................................................63
       12(h) Agent in Its Individual Capacity.................................63
       12(i) Successor Agents.................................................63
       12(j) Sharing of Set-Offs..............................................64

   13. Miscellaneous Provisions...............................................64

       13(a) No Assignment....................................................64
       13(b) Amendment........................................................64
       13(c) Cumulative Rights; No Waiver.....................................65
       13(d) Entire Agreement; Severability...................................66
       13(e) Survival.........................................................66
       13(f) Notices..........................................................66
       13(g) Governing Law....................................................66
       13(h) Counterparts.....................................................66

   14. Additional Lenders; Assignments and Participations; Increases
       in Availability;.......................................................66

       14(a)  Addition of New Lender..........................................66
       14(b) Assignments Among Existing Lenders...............................68
       14(c) Minimum Loan Commitment..........................................69
       14(d) Sub-Participations by Lenders....................................69
       14(e) Federal Reserve Bank.............................................70
       14(f) Increases in Availability........................................43
       14(g) Provision of Information; Confidentiality........................71

              COUNTRYWIDE CREDIT INDUSTRIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (UNAUDITED)

                                     Page 25

              COUNTRYWIDE CREDIT INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                     Page 5
                                ANNEX I: GLOSSARY


               For purposes of the Credit Documents (as defined herein), the terms set forth below shall have the following meanings:

               "Additional Lender Agreement" shall mean an agreement in the form of that attached hereto as Exhibit A.

               "Adjustment Date" shall mean that date as of which an Applicant Financial Institution becomes a "Lender" or an existing Lender takes all of or a portion of another existing Lender's Aggregate Maximum Commitment under the Credit Documents, or otherwise increases its Aggregate Maximum Commitment, as provided therein.

               "Advance" shall have the meaning given such term in Paragraph 10(g) of the Agreement.

               "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, any other Person; provided, however, that in no event shall the term "Affiliate" be deemed to include Independent National Mortgage Corporation, formerly known as CWM Mortgage Holdings, Inc. "Control" as used herein means the power to direct the management and policies of a Person.

               "Agents" shall mean, collectively and severally, the Credit Agent, the Syndication Agent and the Documentation Agent.

               "Aggregate Credit Limit" shall mean at any date the sum (not to exceed $6,000,000,000.00) of the Multi-Year Facility Credit Limit, the Short Term Facility Credit Limit and the GNMA Pool Advance Commitment at such date, with the "Aggregate Credit Limit" at the Effective Date set forth on the initial Commitment Schedule attached hereto as
          Schedule I.

               "Aggregate Maximum Commitment" shall mean for any Lender at any date such Lender's Maximum Multi-Year Facility Commitment, plus, if applicable, such Lender's Maximum Short Term Facility Commitment plus, if applicable, for the GNMA Pool Advance Lender the GNMA Pool Advance Commitment.

               "Aggregate Multi-Year Swing Line Commitment" shall mean at any date the sum of the Multi-Year Swing Line Commitments of the Multi-Year Swing Line Lenders at such date.

               "Aggregate Percentage Share" shall mean for any Lender at any date that percentage which the dollar amount of such Lender's Aggregate Maximum Commitment bears to the Aggregate Credit Limit or, if such Lender shall have no Aggregate Maximum Commitment, that percentage which: (a) the aggregate dollar amount of outstanding Loans held (or participated in pursuant to Paragraph 1(a) or Paragraph 1(b) of the Agreement) by such Lender plus, if applicable, the aggregate dollar amount of outstanding GNMA Pool Advance Loans held by such Lender, bears to (b) the aggregate dollar amount of outstanding Loans, plus the aggregate dollar amount of outstanding GNMA Pool Advance Loans.

               "Aggregate Short Term Swing Line Commitment" shall mean at any date the sum of the Short Term Swing Line Commitments of the Short Term Swing Line Lenders at such date.

               "Agreement" shall mean that certain Revolving Credit Agreement dated as of September 24, 1997 by and among the Credit Agent, the Co-Administrative Agents, the Co-Arrangers, the Documentation Agent, the Syndication Agent, the Lenders and the Company, as the same may be amended, extended or replaced from time to time.

               "Alternate Base Rate" shall mean on any date the greater of: (a) the Federal Funds Effective Rate plus one half of one percent (0.50%), and (b) the Corporate Base Rate.

               "Alternate Base Rate Loans" shall mean Direct Loans during such time as they are being made and/or maintained at a rate of interest based upon the Alternate Base Rate.

               "Applicable Eurodollar Rate" shall mean with respect to any Eurodollar Interest Period or Discount Loan Interest Period, the rate per annum (rounded upward, if necessary, to the next higher one one hundredth of one percent (.01%)) calculated in accordance with the following formula:

 Applicable Eurodollar Rate =    ER    + PS
                              .........
                                1-RR
where
                           ER  =  Eurodollar Rate
                           RR  =  Reserve Requirement
                           PS  =  Pricing Spread

               "Applicable Fed Funds Rate" shall mean on any date a rate per annum equal to the Federal Funds Funding Rate plus the Pricing Spread.

               "Applicable Financial Test Date" shall mean for each of the Company and the Parent, the last day of each fiscal quarter of such Person.

               "Applicant   Financial   Institution"   shall  mean  a  financial
          institution proposed for inclusion as a "Lender" under the Credit Documents by the Company or by an existing Lender thereunder.

               "Approved Securities Offering" shall mean a proposed offering of securities by the Company or an Affiliate of the Company secured or otherwise supported in whole or part by Mortgage Loans and/or Mortgage-Backed Securities, for which the following statements are true, unless otherwise waived in writing by the Majority Lenders:

               (a) The Company or such Affiliate, as applicable, has filed and made effective a registration statement with the Securities and Exchange Commission covering the offering of the proposed securities;

               (b) The Company or such Affiliate, as applicable, has obtained all permits, exemptions, and licenses necessary to effect such offering;

               (c) Such offering has been priced and is the subject of a firm underwriting commitment;

               (d) Such securities qualify as "mortgage-related securities" under Section 3(a)(41) of the Securities Exchange Act of 1934, as amended; and

               (e) In the reasonably anticipated course of events, the Company or such Affiliate, as applicable, is expected to obtain a rating in one of the two highest categories available for securities of a like nature from the rating agency rating such securities.

               "Assignment Agreement" shall mean an agreement in the form of Exhibit B attached hereto.

               "Balance Bank" shall mean, collectively and severally, each of the Multi-Year Balance Banks and each of the Short Term Balance Banks.

               "Balance Bank Agreement" shall mean: (a) with respect to Multi-Year Loans, an agreement in the form of Exhibit C-1 attached hereto among the Company, the Credit Agent and a Balance Bank which is a Multi-Year Lender, and (b). with respect to Short Term Loans, an agreement in the form of Exhibit C-2 attached hereto among the Company, the Credit Agent and a Balance Bank which is a Short Term Lender

               "Balance Bank Discount" shall mean with respect to each Multi-Year Loan and each Short Term Loan which is a Discount Loan, an amount determined by the Credit Agent with respect to such Discount Loan such that, when the principal amount of such Discount Loan is repaid by the Company on the last day of the Discount Loan Interest Period with respect thereto, such principal amount will be equivalent to the proceeds of such Discount Loan (net of the Balance Bank Discount) plus interest on such proceeds calculated at a per annum rate equal to the Pricing Spread.

               "BT" shall mean Bankers Trust Company, a New York State banking corporation.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Los Angeles, California, New York, New York or Chicago, Illinois are authorized or required to close.

               "Cash" shall mean at any date the dollar amount of "Cash" of the Company set forth in the balance sheet of the Company as of the most recent Applicable Financial Test Date.

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

               "Commitment Schedule" shall mean a schedule setting forth: (a) the current Aggregate Credit Limit, Multi-Year Facility Credit Limit, Short Term Facility Credit Limit, Aggregate Multi-Year Swing Line Commitment and Aggregate Short Term Swing Line Commitment, and (b) for each Lender, such Lender's Aggregate Maximum Commitment, Maximum Multi-Year Facility Commitment, Maximum Short Term Facility Commitment, Multi-Year Facility Percentage Share, Short Term Facility Percentage Share, Multi-Year Swing Line Commitment, Short Term Swing Line Commitment, Multi-Year Swing Line Percentage Share, Short Term Swing Line Percentage Share and GNMA Pool Advance Commitment, as applicable, as such schedule may be modified from time to time consistent with the Credit Documents, with the Commitment Schedule in effect at the Effective Date being attached hereto as Schedule I.

               "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

               "Contact Office" shall mean the office of the Credit Agent as announced by the Credit Agent from time to time.

               "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

               "Corporate Base Rate" shall mean a rate per annum equal to the corporate base rate of interest publicly announced by BT from time to time, changing when and as of the date said corporate base rate changes.

               "Covenant Compliance Certificate" shall mean: (a) with respect to the Company, a certificate in the form of Exhibit D-1 attached hereto, and (b) with respect to the Parent, a certificate in the form of Exhibit D-2 attached hereto.

               "CPN" shall mean a commercial paper note issued by the Company in the ordinary course of business.

               "Credit Agent" shall mean BT and any successors assuming the position of "Credit Agent" under the Credit Documents.

               "Credit Documents" shall mean the Agreement, the Guaranty, the Subordination Agreement, the Fee Letters, the Balance Bank Agreements and each other document, instrument or agreement executed by the Company or the Parent in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time, and with reference to any individual "Credit Document" being deemed automatically to be a reference to such Credit Document as so amended, extended or replaced.

               "Credit Event" shall mean the making of a Loan or a GNMA Pool Advance Loan, as applicable.

               "Deferred Commitment Fees" shall mean the dollar amount shown as "Deferred Commitment Fees" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

               "Direct Loan" shall mean a Multi-Year Loan or a Short Term Loan which is interest bearing and as to which each Multi-Year Lender or Short Term Lender, as applicable, advances its Multi-Year Facility Percentage Share or Short Term Facility Percentage Share, as applicable, directly to the Company.

               "Discount Loan" shall mean a Multi-Year Loan or a Short Term Loan which is funded on a discounted basis by a Multi-Year Balance Bank or a Short Term Balance Bank, as applicable, with a concurrent sale to each Multi-Year Lender or each Short Term Lender, as applicable, of its Multi-Year Facility Percentage Share thereof or Short Term Facility Percentage Share thereof, as applicable.

               "Discount Loan Funding Date" shall mean: (a) with respect to each outstanding Discount Loan, the last day of the Discount Loan Interest Period with respect thereto, or (b) if no Discount Loans are then outstanding, on the fifth and twentieth days of each calendar month (or if such day is not a Business Day, the next succeeding Business
          Day).

                    "Discount  Loan Interest  Period" shall mean with respect to each Discount Loan, the period commencing on the Discount Loan Funding Date for such Discount Loan and ending on the twentieth day (if the Discount Loan Funding Date was the twenty-first day of the immediately preceding month) or fifth day (if the Discount Loan Funding Date was the sixth day of the immediately preceding month) of the next succeeding calendar month; provided, however, that (a) if any Discount Loan Interest Period would otherwise end on a day that is not a Eurodollar Business Day, such Discount Loan Interest Period shall be extended to the next succeeding Eurodollar Business Day, (b) any Discount Loan Interest Period for a Discount Loan which is a Multi-Year Loan that would otherwise extend beyond the Multi-Year Maturity Date shall end on the Multi-Year Maturity Date, and (c) any Discount Loan Interest Period for a Discount Loan which is a Short Term Loan that would otherwise extend beyond the Short Term Maturity Date shall end on the Short Term Maturity Date.

                    "Double   Level   Subordinated   Parent   Debt"  shall  mean
               Indebtedness of the Company to the Parent which is subject to the Subordination Agreement and which constituted an advance from the Parent to the Company or investment by the Parent in the Company from funds of the Parent obtained through Subordinated Parent Borrowings.

                    "Effective  Date" shall mean the date each of the conditions set forth in Paragraph 7(a) of the Agreement is satisfied.

                    "Eligible  Mortgage  Assets" shall mean the dollar amount of
               Mortgage Loans and MBS Held for Sale on the balance sheet of the Company, but excluding, in any event: (a) Mortgage Loans and Mortgage-Backed Securities which are subject to a Lien, (b) Mortgage Loans secured by properties which are not 1-4 unit residential properties, and (c) Mortgage Loans deemed to be unsaleable by the Company.

                    "ERISA" shall mean the Employee  Retirement  Income Security
               Act of 1974, as the same may from time to time be supplemented or amended.

                    "Eurodollar  Business  Day" shall  mean a Business  Day upon which commercial banks in London, England are open for domestic and international business.

                    "Eurodollar  Interest  Period" shall mean the period of time commencing on the date as of which the Company has elected certain Direct Loans to be Eurodollar Loans and ending 1, 2 or 3 months thereafter (as designated by the Company in the related Loan Request, Interest Rate Election and Payoff Notice); provided, however, that (a) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; (c) no Eurodollar Interest Period for a Multi-Year Loan which is a Eurodollar Loan shall extend beyond the Multi-Year Maturity Date, and (d) no Eurodollar Interest Period for a Short Term Loan which is a Eurodollar Loan shall extend beyond the Short Term Maturity Date.

                    "Eurodollar  Loans"  shall mean Direct Loans at such time as they are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

                    "Eurodollar  Rate" shall mean with respect to any Eurodollar
               Interest Period or Discount Loan Interest Period, the rate per annum equal to the rate set forth at Telerate Page 3750 at approximately 11:00 a.m. London time two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period or Discount Loan Interest Period for deposits in dollars in an amount equal to the aggregate amount of Loans proposed to be subject to such rate during such Eurodollar Interest Period or Discount Loan Interest Period and for a period of time equal to such Eurodollar Interest Period or Discount Loan Interest Period; provided, however, that if such information is not available on Telerate the "Eurodollar Rate" shall be determined from information supplied to the Credit Agent by a nationally recognized reporting service for similar information acceptable to the Credit Agent.

                    "Event of Default" shall have the meaning given such term in
               Paragraph 11 of the Agreement.

                    "Existing  Agreement" shall have the meaning given such term in Recital A of the Agreement.

                    "Federal  Funds  Effective  Rate"  shall mean for any day an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 8:00 a.m. (Los Angeles time) on such day on such transactions received by the Credit Agent from three Federal funds brokers of recognized standing selected by the Credit Agent in its sole discretion.

                    "Fee Letters" shall mean,  jointly,  the Multi-Year Facility
               Fee Letter and the Short Term Facility Fee Letter.

                    "FHA" shall mean the Federal Housing  Administration and any successor agency.

                    "FHLMC"   shall  mean  the   Federal   Home  Loan   Mortgage
               Corporation and any successor agency.

                    "FNBC" shall mean The First National Bank of Chicago.

                    "FNMA" shall mean the Federal National Mortgage  Association and any successor agency.

                    "Funding  Account"  shall mean an account  maintained in the
               Company's name alone with the Credit Agent, as announced to the Lenders by the Credit Agent from time to time.

                    "Funding Check" shall mean a check issued by or on behalf of the Company the proceeds of which will be used to close the origination of a Mortgage Loan and which check has not been presented for payment and cleared.

                    "GAAP" shall mean generally accepted  accounting  principles in the United States of America in effect from time to time.

                    "GNMA"   shall  mean  the   Government   National   Mortgage
               Association and any successor agency.

                    "GNMA Pool Advance  Agreement"  shall mean such agreement as
               GNMA may  require be  executed  between  the Company and the GNMA
               Pool Advance Lender setting forth the obligations of the GNMA Pool Advance Lender to fund advances on behalf of the Company to GNMA.

                    "GNMA Pool Advance Commitment" shall mean $10,000,000.00, as such amount may be reduced as provided in the GNMA Pool Advance Agreement and reported to the Credit Agent by the Company.

                    "GNMA Pool Advance  Lender" shall mean one of the Multi-Year
               Lenders, with the initial GNMA Pool Advance Lender being FNBC.

                    "GNMA Pool Advance  Loan" shall have the meaning  given such term in Paragraph 1(e) of the Agreement.

                    "Governmental   Authority"   shall   mean  any   nation   or
               government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                    "Guaranty" shall mean a guaranty duly executed by the Parent in the form of that attached hereto as Exhibit E.

                    "Hedge  Contract"  shall mean a  contract  to buy or sell an instrument on the futures market or the futures options market or an option or financial future purchased over the counter for future delivery of such instrument, each of the above issued in accordance with the requirements of the Company's Hedging Program.

                    "Hedging  Program" shall mean a program for hedging interest rate risks by the Company, which program shall provide, without limitation, that all Hedge Contracts will be placed with registered broker-dealers, futures commission merchants or clearing houses, if applicable, with whom the Company has written, assignable agreements.

                    "Indebtedness"  of  any  Person  shall  mean  all  items  of indebtedness which, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

                    "Interest  Period"  shall mean, as the context  requires,  a
               Discount Loan Interest Period, a Eurodollar Interest Period and/or a Negotiated Loan Interest Period.


                    "Investments"  shall  have the  meaning  given  such term in
               Paragraph 10(g) of the Agreement.

                    "Lender  Discount"  shall mean with respect to each Discount
               Loan, an amount determined by the Credit Agent with respect to such Discount Loan such that, when the principal amount of such Discount Loan is repaid by the Company on the last day of the
               Discount Loan Interest Period with respect thereto, such principal amount will be equivalent to the proceeds of such Discount Loan (net of the Lender Discount) plus interest on such net proceeds calculated at a rate per annum equal to the Applicable Eurodollar Rate in respect of such Discount Loan for such Discount Loan Interest Period.

                    "Lenders"  shall  mean,  collectively  and  severally,   the
               "Lenders" under (and as defined in the introductory paragraph of) the Agreement and such additional lenders who may become "Lenders" pursuant to Paragraph 14(a) of the Agreement.

                    "Lien" shall mean any security interest,  mortgage,  pledge, lien, claim, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                    "Loan"  shall mean a  Multi-Year  Loan, a Short Term Loan, a
               Multi-Year Swing Loan, a Short Term Swing Loan or a Negotiated Loan, as applicable, and "Loans" shall mean all such loans, collectively and severally.

                    "Loan  Request,  Interest Rate  Election and Payoff  Notice"
               shall mean a written request, election and notice in form satisfactory to the Credit Agent.

                    "Majority  Lenders"  shall  mean at any date  those  Lenders holding not less than sixty-two percent (62%) of the Aggregate Percentage Shares.

                    "Margins" shall mean the dollar amount shown as "Margins" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall equal that dollar portion of "Other Receivables" shown on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement constituting margins (relating to cash and government securities with a maturity of less than one year).

                    "Maximum Multi-Year  Facility  Commitment" shall mean at any date for any Multi-Year Lender at any date the maximum dollar portion of Multi-Year Loans that such Multi-Year Lender has agreed to make or to participate in, as set forth on the current Commitment Schedule, as such amount may be increased or decreased as provided in the Credit Documents.

   "Maximum  Short Term Facility  Commitment"  shall mean for any
Short Term Lender at any date the maximum dollar portion of Short Term Loans that such Short Term Lender has agreed to make or to participate in, as set forth on the current Commitment Schedule, as such amount may be increased or decreased as provided in the Credit Documents.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Mortgage-Backed Securities" shall mean (a) securities (including, without limitation, participation certificates) guaranteed by GNMA that represent interests in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family dwelling (one-to-four family units), (b) securities (including participation certificates) issued by FNMA or FHLMC that represent interests in such a pool, (c) securities issued under Approved Securities Offerings, and (d) senior tranches of privately-placed securities representing undivided interests in or otherwise supported by such a pool.

                  "Mortgage Claims Receivable" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Claims Receivable" is calculated.

                  "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note and related deed of trust (or mortgage) and/or security agreements; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the owner of such loan to return premiums or payments with respect thereto; and (c) all right, title and interest of the owner of such loan in the property covered by said deed of trust (or mortgage).

                  "Mortgage Loans and MBS Held For Sale" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Loans and MBS Held For Sale" is calculated.

                  "Mortgage Servicing Rights" shall mean the dollar amount shown as "Mortgage Servicing Rights" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Multiemployer Plan" as to any Person shall mean a Plan of such Person which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Multi-Year Balance Bank" shall mean each of the Multi-Year Lenders which has executed a Balance Bank Agreement with the Company and the Credit Agent.

                  "Multi-Year Facility Credit Limit" shall mean at any date the aggregate of the Multi-Year Lenders' Maximum Multi-Year Facility Commitments at such date, as set forth on the current Commitment Schedule; provided, however, that in no event shall the Multi-Year Facility Credit Limit exceed at any date the Aggregate Credit Limit minus the Short Term Facility Credit Limit at such date and minus the GNMA Pool Advance Commitment at such date.

                  "Multi-Year Facility Fee Letter" shall mean a letter executed by the Company and each of the Multi-Year Lenders setting forth the fees payable by the Company to the Multi-Year Lenders, as such letter may be amended from time to time by written agreement of the Company and one hundred percent (100%) of the Multi-Year Lenders.

                  "Multi-Year Facility Maturity Date" shall mean September 24, 2002, as such date may be extended from time to time in writing by one hundred percent (100%) of the Multi-Year Lenders, in their sole discretion.

                  "Multi-Year Facility Percentage Share" shall mean for any Multi-Year Lender at any date that percentage which the dollar amount of such Multi-Year Lender's Maximum Multi-Year Facility Commitment bears to the Multi-Year Facility Credit Limit.

                  "Multi-Year Lenders" shall mean at any date those Lenders holding a Multi-Year Facility Percentage Share as set forth on the current Commitment Schedule.

                  "Multi-Year Loan" shall have the meaning given such term in Paragraph 1(a) of the Agreement.

                  "Multi-Year Swing Line Commitment" shall mean for any Multi-Year Swing Line Lender at any date the maximum dollar portion of Multi-Year Swing Loans that such Multi-Year Swing Line Lender has agreed to make, as set forth on the current Commitment Schedule, as such amount may be increased or decreased as provided in the Credit Documents.

                  "Multi-Year Swing Line Lenders" shall mean at any date those Multi-Year Lenders holding a Multi-Year Swing Line Percentage Share as set forth on the current Commitment Schedule.

                  "Multi-Year Swing Line Percentage Share" shall mean for any Multi-Year Swing Line Lender at any date that percentage which the dollar amount of such Multi-Year Swing Line Lender's Multi-Year Swing Line Commitment bears to the Aggregate Multi-Year Swing Line Commitment.

                  "Multi-Year Swing Loans" shall have the meaning given such term in Paragraph 1(d)(1) of the Agreement.

                  "Negotiated Loan" shall have the meaning given such term in Paragraph 1(c) of the Agreement.

                  "Negotiated Loan Interest Period" shall mean as to any Negotiated Loan the period of time from the date such Negotiated Loan is advanced until the principal amount thereof is payable in full, as agreed by the Company and the Lender which makes such Negotiated Loan, subject to the restrictions on the term of Negotiated Loans set forth in Paragraph 1(c) of the Agreement.

                  "Negotiated   Loan  Interest   Rate"  shall  mean  as  to  any
Negotiated Loan such fixed rate per annum as the Company and the Lender which agreed to advance such Negotiated Loan have agreed.

                  "Obligations" shall mean any and all debts, obligations and liabilities of the Company to the Lenders and the Agents (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

                  "Other Assets" shall mean the dollar amount shown as "Other Assets" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall consist of all assets of the Company shown on the balance sheet of the Company (including servicing hedge investments) as of the most recent Applicable Financial Test Date other than assets included in the calculation of subparagraphs (1) through
(7) of Paragraph 10(j) of the Agreement; provided, however, that in no event shall Other Assets include intangible assets.

                  "Outstanding CPN" shall mean each CPN issued by the Company which has not been presented for payment and for which payment has not been made in full.

                  "Overnight Transaction Loan Rate" shall mean on any day the rate per annum determined by the Credit Agent for such day to be its transaction loan rate, plus the Pricing Spread.

                    "Parent" shall mean Countrywide Credit  Industries,  Inc., a
               Delaware corporation.

                  "Parent Notes" shall mean all promissory notes or other Indebtedness issued by the Parent pursuant to either of those certain Form S-3 Registration Statements filed on behalf of the Parent with the Securities and Exchange Commission on January 20, 1988, and July 25, 1989, respectively, as the same may be amended, extended or supplemented from time to time.

                  "Participant" shall mean a Person to whom has been sold an undivided participation interest in the Obligations as permitted under the Credit Documents.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor agency.

                  "Person"  shall  mean  any  corporation,   limited   liability
company, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

                  "Plan" shall mean as to any Person, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

                  "Pool Loan Purchases" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Pool Loan Purchases" is calculated.

                  "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  "Pre-Funding Notice" shall mean: (a) with respect to Multi-Year Loans, a notice in the form of Exhibit F-1 attached hereto, and (b) with respect to Short Term Loans, a notice in the form of Exhibit F-2 attached hereto.

                  "Pricing Spread" shall be determined for each Eurodollar Interest Period and each Discount Loan Interest Period on the first Business Day of such Interest Period, and with respect to each Swing Loan for each day such Swing Loan is outstanding, as follows:

                    (a)  With  respect  to  each  Eurodollar  Loan  which  is  a
               Multi-Year Loan and each Multi-Year Swing Loan, if on such day the Company's long term unsecured debt rating is: (1) at least "A+" with S&P or "A1" with Moody's, the Pricing Spread shall be 0.17%, (2) at least "A-" with S&P or "A3" with Moody's, the Pricing Spread shall be 0.275%; (3) at least "BBB+" with S&P or "Baa1" with Moody's, the Pricing Spread shall be 0.325%; (4) at least "BBB" with S&P or "Baa2" with Moody's, the Pricing Spread shall be 0.375% and (5) below "BBB" with S&P and "Baa2" with Moody's, the Pricing Spread shall be 0.425%; provided, however, that if on any day for whatever reason the Company's long term unsecured debt rating is not available from S&P or Moody's or is not otherwise determinable hereunder (including, without limitation, by reference to an alternate rating agency of recognized standing), the Pricing Spread shall be deemed to be 0.425%; and

                    (b) With  respect to each  Eurodollar  Loan which is a Short
               Term Loan and each Short Term Swing Loan, the Pricing Spread shall be 0.295%.

                  "Property and Equipment" shall mean the dollar amount shown as "Property, Equipment and Leasehold Improvements" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

                  "Qualifying Balances" shall have the meaning with respect to each Balance Bank given such term in Annex I to the Balance Bank Agreement among the Company, the Credit Agent and such Balance Bank.

                  "Receivables" shall have the meaning given such term in Paragraph 10(g) of the Agreement.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. ss. 221), as the same may from time to time be amended, supplemented or superseded.

                    "Reportable Event" shall mean any of the events set forth in
               Section 4043(b) of ERISA.

                  "Requirements of Law" shall mean as to any Person the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean with respect to an Interest Period for a Eurodollar Loan or a Discount Loan, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments) which is imposed under Regulation D on eurocurrency liabilities.

                  "S&P" shall mean Standard & Poor's Ratings Services.

                  "Servicing Pass-Through Venture" shall mean any corporation, partnership, joint venture, trust or other entity legally separate from the Company and formed for the purpose of acquiring (either from the Company or from unaffiliated parties) the right to service mortgage loans for a fee and selling or pledging all or any portion of the related servicing fee income to finance all or part of the acquisition of such servicing rights.

                  "Short Term Balance Bank" shall mean each of the Short Term Lenders which has executed a Balance Bank Agreement with the Company and the Credit Agent.

                  "Short Term Facility Credit Limit" shall mean at any date the aggregate of the Short Term Lenders' Maximum Short Term Facility Commitments at such date, as set forth on the current Commitment Schedule; provided, however, that in no event shall the Short Term Facility Credit Limit exceed at any date the Aggregate Credit Limit minus the Multi-Year Facility Credit Limit at such date and minus the GNMA Pool Advance Commitment at such date.

                  "Short Term Facility Fee Letter" shall mean a letter executed by the Company and each of the Short Term Lenders setting forth the fees payable by the Company to the Short Term Lenders, as such letter may be amended from time to time by written agreement of the Company and one hundred percent (100%) of the Short Term Lenders.

                  "Short Term Facility Maturity Date" shall mean September 23, 1998, as such date may be extended from time to time in writing by one hundred percent (100%) of the Short Term Lenders, in their sole discretion.

                  "Short Term Facility Percentage Share" shall mean for any Short Term Lender at any date that percentage which the dollar amount of such Short Term Lender's Maximum Short Term Facility Commitment bears to the Short Term Facility Credit Limit.

                  "Short Term Lenders" shall mean at any date those Lenders holding a Short Term Facility Percentage Share as set forth on the current Commitment Schedule.

                  "Short Term Loan" shall have the meaning given such term in Paragraph 1(b) of the Agreement.

                  "Short Term Swing Line Commitment" shall mean for any Short Term Swing Line Lender at any date the maximum dollar portion of Short Term Swing Loans that such Short Term Swing Line Lender has agreed to make, as set forth on the current Commitment Schedule, as such amount may be increased or decreased as provided in the Credit Documents.

                  "Short Term Swing Line Lenders" shall mean at any date those Short Term Lenders holding a Short Term Swing Line Percentage Share as set forth on the current Commitment Schedule.

                  "Short Term Swing Line Percentage Share" shall mean for any Short Term Swing Line Lender at any date that percentage which the dollar amount of such Short Term Swing Line Lender's Short Term Swing Line Commitment bears to the Aggregate Short Term Swing Line Commitment.

                  "Short Term Swing Loans" shall have the meaning given such term in Paragraph 1(d)(2) of the Agreement.

                  "Single Employer Plan" shall mean as to any Person any Plan of such Person which is not a Multiemployer Plan.

                  "Single Level Subordinated Parent Debt" shall mean Indebtedness of the Company to the Parent which although subject to the Subordination Agreement (and therefore constituting Subordinated Debt) is not Double Level Subordinated Parent Debt.

                  "Statement Date" shall mean February 28, 1997.

                  "Subordinated Debt" shall mean Indebtedness of the Company subordinated to the Obligations in the manner and to the extent required by the Majority Lenders pursuant to written subordination agreements satisfactory in form and substance to the Majority Lenders.

                  "Subordinated Parent Borrowings" shall mean Indebtedness of the Parent subordinated to other Indebtedness of the Parent to the extent satisfactory to the Majority Lenders, it being expressly agreed and understood that Indebtedness of the Parent under the Parent Notes does not constitute Subordinated Parent Borrowings.

                  "Subordination Agreement" shall mean a subordination agreement in the form of Exhibit G attached hereto, as the same may be amended, extended or replaced from time to time.

                  "Subsidiary" shall mean any corporation more than fifty percent (50%) of the stock of which having by the terms thereof ordinary voting power to vote for the election of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly and/or through Subsidiaries.

                  "Swing Loan" shall mean, collectively and severally, each of the Multi-Year Swing Loans and each of the Short Term Swing Loans.

                  "Taxes" shall have the meaning given such term in Paragraph 4(k) of the Agreement.

                  "Total Debt" shall mean all Indebtedness of the Company and its Subsidiaries excluding Subordinated Debt (other than Single Level Subordinated Parent Debt) and deferred taxes of the Company attributable to capitalization of purchased servicing rights and excess servicing fees.

                  "Transferee Lender" shall mean an existing Lender to which another existing Lender transfers a portion of its Aggregate Maximum Commitment.

                    "VA"  shall  mean  the  Veterans   Administration   and  any
               successor agency.

SCHEDULE OF EXHIBITS
TO GLOSSARY

EXHIBIT DESCRIPTION

A Form of Additional Lender Agreement

B Form of Assignment Agreement

C Form of Balance Bank Agreement

D-1 Form of Covenant Compliance Certificate (Company)

D-2 Form of Covenant Compliance Certificate (Parent)

E Form of Parent Guaranty

F Form of Pre-Funding Notice

G Form of Parent Subordination Agreement